Exhibit 10.15

TERM CREDIT AGREEMENT

THIS TERM CREDIT AGREEMENT (this “Agreement”) is made and entered into as of January 30, 2004, by and between ENTRADA NETWORKS, INC., a Delaware corporation (“Borrower”), HONG KONG LEAGUE CENTRAL CREDIT UNION, in its capacity as a lender hereunder (“Hong Kong League”), HIT CREDIT UNION, in its capacity as a lender hereunder (“HIT” together with Hong Kong League shall be collectively referred to as Lenders), and SBI ADVISORS, LLC, a California limited liability company, in its capacity as agent for Lenders (“Agent”), with reference to the following:

WITNESSETH:

WHEREAS, Lenders desire to make a Term Loan to Borrower, and Borrower desires to borrow from Lenders the amount of such Term Loan, subject to and in accordance with the terms and conditions set forth herein, and in the Notes and the Security Agreement; and

WHEREAS, Lenders desire to appoint Agent, and Agent desires to accept such appointment, to act as agent for and on behalf of Lenders, with respect to the Term Loan, for the purposes described herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the delivery, receipt, and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Business Day” means a day (a) other than Saturday or Sunday, and (b) on which commercial banks are open for business in New York, New York, and Los Angeles, California.

“Closing Date” means the date each of the conditions precedent set forth in Section 5 hereof is fully satisfied.

“Collateral” has the meaning assigned to such term in the Security Agreement.

“Event of Default” has the meaning set forth in Section 7.

“Interest Rate” has the meaning set forth in Section 2(c).

“Lien” means any mortgage, deed of trust, pledge, security interest, assignment, deposit arrangement, charge or encumbrance, lien (statutory or other), or other preferential arrangement (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing or any agreement to give any security interest).

“Maturity Date” has the meaning set forth in Section 2(b).

“Notes” has the meaning set forth in Section 2(d).

“Person” means an individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization or any other juridical entity.

“Permitted Lien” means those Liens disclosed on Schedule I attached to the Security Agreement.

“Secured Obligations” has the meaning assigned to such term in the Security Agreement.

“Security Agreement” means that Security Agreement by and between Borrower and Agent, for the benefit of Lenders, in the form of Exhibit B attached hereto.

“SVB Loan and Security Agreement” means that certain Loan and Security Agreement dated as of February 20, 2001 by and between Borrower and Silicon Valley Bank.

“Term Loan” has the meaning set forth in Section 2(a).

2.   Amount and Terms of the Term Loan.

Term Loan Advance. Subject to the terms and conditions of this Agreement, each Lender hereby, severally and not jointly, agrees to make a loan to Borrower (the “Term Loan”) on the Closing Date in the amount of Five Hundred Thousand Dollars (U.S.$500,000), which amount may be repaid at any time prior to the Maturity Date without premium or penalty, but may not be re-borrowed once repaid.

Term. All unpaid principal and accrued but unpaid interest of the Term Loan shall, subject to subsection (c) below, be payable in full on [January 29, 2005 (the “Maturity Date”).

Interest Rate and Interest Payments. Borrower shall pay interest on the unpaid principal amount of the Term Loan from the Closing Date until the Maturity Date, at a rate equal to eighteen percent (18%) per annum (the “Interest Rate”). Subject to Section 2(e) and 2(g) below, interest on the outstanding principal amount of the Term Loan shall be due and payable to Agent, for the ratable benefit of Lenders, in advance (i) on the Closing Date and, (ii) thereafter, on the last Business Day of each calendar month, commencing on the first of such dates following the Closing Date until the Maturity Date, at which time all accrued but unpaid interest shall be due and payable.

Promissory Notes. The Term Loan shall be evidenced by two promissory notes (collectively, the “Notes”) in the forms of Exhibit “A-1” and Exhibit “A-2” attached hereto, duly executed and delivered to Agent by Borrower.

Interest on Event of Default. Upon the occurrence and during the continuance of an Event of Default, Borrower agrees to pay interest on the entire unpaid principal amount of the Term Loan, as well as on any interest or other amount past due, from the date of such Event of Default until the date the same is cured in full, payable on demand, at a fluctuating rate per annum equal at all times to the Interest Rate plus two percent (2.0%).

Manner of Payment. All payments of principal or interest hereunder or under the Notes shall be delivered to Agent, for the ratable benefit of Lenders, in immediately available funds on the date due at such place as Agent may from time to time designate.

Limitation on Interest Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder and charged or collected by Agent or Lenders or any holder of a Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Agent or any Lender has charged or received interest hereunder or under the Notes in excess of the highest applicable rate, the rate in effect hereunder and under the Notes shall automatically be reduced to the maximum rate permitted by applicable law and Agent and Lenders shall apply all interest paid in excess of the maximum lawful rate to the principal balance of the amounts outstanding hereunder and under the Notes. It is the intent of the parties hereto that Borrower not pay or contract to pay, and that Agent and Lenders not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower to Agent and Lenders under applicable law.

3.Representations and Warranties. In order to induce Agent and Lenders to enter into this Agreement and to make the Term Loan contemplated hereunder, Borrower hereby represents and warrants to Agent and Lenders as follows:

Legal Status. Borrower is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Delaware. Borrower is qualified or licensed to do business, and is in good standing as a foreign corporation in all jurisdictions in which such qualification or licensing is required or in which the failure to so qualify or to be so licensed could have a material adverse effect on Borrower.

Authorization and Validity. This Agreement, the Security Agreement and the Notes have been duly authorized, and upon their execution and delivery in accordance with the provisions hereof and thereof will constitute legal, valid and binding agreements and obligations of Borrower, enforceable in accordance with their respective terms.

No Conflict. The execution, delivery, and performance by Borrower of this Agreement, the Security Agreement and the Notes do not and will not conflict with the terms of the Certificate of Incorporation or bylaws of Borrower, violate any provision of any judgment, decree or order of any court or governmental authority by which Borrower is bound, or any provision of any law or regulation applicable to Borrower, or result in a breach of or constitute a default under any contract, obligation, indenture, or other instrument to which Borrower is a party or by which Borrower may be bound.

No Consents. The execution, delivery, and performance by Borrower of this Agreement, the Security Agreement and the Notes do not and will not require any authorization, approval, or other action by, or notice to or filing with, any governmental authority, regulatory body, or any other person or entity.

Use of Proceeds. No proceeds of the Term Loan will be used to acquire any equity security of a class that is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

Margin Stock. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G or U issued by the Board of Governors of the Federal Reserve System), and no proceeds of the Term Loan will be used to purchase or carry any margin stock or extend credit to others for the purpose of purchasing or carrying any margin stock, or be used for any purpose which violates or is inconsistent with the provisions of Regulation X of said Board of Governors.

4.Covenants. Borrower hereby covenants that until all amounts outstanding hereunder and under the Notes have been indefeasibly paid in full, it shall:

Punctual Payments. Punctually pay the interest and principal with respect to the Term Loan as provided herein and in the Notes.

Existence. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence and comply with the provisions of all documents pursuant to which it is organized and/or which govern its continued existence; maintain all licenses, permits, governmental approvals, rights, privileges, and franchises necessary for the conduct of its business; and conduct its business in an orderly and regular manner and in accordance with all laws, rules, regulations, and orders of any governmental authority having jurisdiction over it or its business.

Books and Records. Maintain adequate books and records in accordance with generally accepted accounting principles consistently applied, and permit any representative of Agent or any Lender, at any reasonable time, to inspect, audit and examine such books and records, to make copies of the same, and to inspect its assets and properties.

5.   Conditions Precedent to Term Loan. The obligation of Lenders to make the Term Loan shall be subject to the condition precedent that Agent shall have received each of the following, each in form and substance satisfactory to Agent:

This Agreement, duly executed by all of the parties hereto;

The Notes, duly executed by Borrower;

The Security Agreement, duly executed by Borrower; and

Such additional supporting documents as Agent or its counsel, or any Lender or its counsel, may reasonably request.

6.Survival of Representations and Warranties. Borrower covenants, warrants and represents to Agent and Lenders that all representations and warranties of Borrower contained in this Agreement, the Security Agreement, or the Notes shall be true at the time of Borrower’s execution of this Agreement, the Security Agreement and the Notes, and shall survive the execution, delivery and acceptance thereof by Agent and the parties thereto and the closing of the transactions described therein or related thereto.

7.Events of Default. The occurrence of any of the following shall constitute an “Event of Default” and shall, at the option of Lenders, require immediate payment in full of all sums then remaining unpaid hereunder and under the Notes:

Failure to Pay the Notes. The failure of Borrower to pay any principal, interest or other amount due under the Notes when due and payable.

Breach of Covenant, Representation or Warranty. The failure of Borrower to perform or observe any covenant, condition or agreement contained in this Agreement or the Security Agreement (other than the payment obligations, the breach of which shall be governed by subsection (a) above) where such failure is not cured within five (5) Business Days, or any representation or warranty made or deemed made by any of them under or in connection with this Agreement or the Security Agreement, shall prove to have been false or misleading in any material respect when made.

(a)Cross-Default. The occurrence and continuance of a default or event of default under the SVB Loan and Security Agreement.

(b)Liens. Borrower creates, incurs, assumes or suffers to exist any Lien upon or with respect to any of its properties or assets whether now owned or hereafter acquired, including, without limitation, any governmental, tax, or judgment Lien, other than Permitted Liens, and fails to have the same removed or released within two Business Days after the creation thereof.

(c)Insolvency. Borrower shall become insolvent; admit in writing its inability to pay its debts as they mature; make an assignment for the benefit of creditors; or if bankruptcy proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against it and, if instituted against it, the same is not dismissed within sixty (60) days of the filing thereof.

(d)Dissolution. Any order, judgment, or decree shall be entered against Borrower decreeing its involuntary dissolution or split up and such order shall remain undischarged and unstayed for a period in excess of sixty (60) days; or Borrower shall otherwise dissolve or cease to exist.

8.Remedies. If an Event of Default shall occur, (a) all amounts outstanding hereunder or under the Notes, notwithstanding any term of this Agreement, the Security Agreement, or the Notes to the contrary, shall at Agent’s option and without notice to Borrower become immediately due and payable, without presentment, demand, protest or notice of dishonor, all of which are hereby expressly waived by Borrower, and (b) Agent shall have all rights, powers and remedies available hereunder, under the Security Agreement, or accorded by law, including without limitation the right to resort to any or all security for the Secured Obligations and to exercise any or all of the rights of a beneficiary or secured party pursuant to applicable law. All rights, powers and remedies of Agent in connection with this Agreement, the Security Agreement, and the Notes may be exercised at any time by Agent and from time to time after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

9.   Agent.

Appointment and Authorization. Each Lender, for itself and its successors and assigns, hereby irrevocably appoints Agent as its agent (and Agent hereby accepts such appointment) to take such actions on its behalf and to exercise such powers under this Agreement, the Notes, and the Security Agreement as are herein or therein delegated to Agent or are, in the judgment of Agent, reasonably incidental to the rights and powers so delegated. Agent shall not by reason of this Agreement have any fiduciary relationship to any Lender, but shall act solely as an agent for Lenders; nor shall Agent have any agency or fiduciary relationship to Borrower. The provisions of this Section 9 are solely for the benefit of Agent and Lenders, and Borrower shall have no right as a third party beneficiary hereof.

Approval of Lenders. In performing its functions under this Agreement and the Security Agreement, except as otherwise expressly provided herein, Agent shall have the authority (but not the obligation), on behalf of Lenders, to make any decision, to take any action or refrain from taking any action and to give any consent or waiver that it may deem advisable; provided, however, that the written approval of Lenders shall be required for any amendment, modification, termination or waiver of any provision of this Agreement, the Security Agreement, or the Notes, any release of Borrower of any of the Collateral, or any action or assertion of rights (or any rescission of any such action or assertion of rights) against Borrower or the Collateral upon the occurrence of an Event of Default.

No Implied Duties; Agents Exercise of Discretion. The only duties and obligations of Agent under this Agreement, the Notes, and the Security Agreement are those which are expressly set forth herein or therein. Agent shall be entitled to use its discretion in exercising or refraining from exercising any rights which may be so vested in it, or in taking or refraining from taking any action which it may be so empowered to take, unless the matter is one as to which Agent may not act or refrain from acting without the prior written approval of Lenders pursuant to Section 9(b) above. Notwithstanding the foregoing, Agent shall not be required to act or not act in accordance with Lenders’ instructions if to do so would result, in the reasonable judgment of Agent, in a substantial risk of liability to Agent or would be contrary to this Agreement, the Notes, the Security Agreement, or applicable law.

Indemnification. Lenders, severally, shall indemnify, defend and hold harmless Agent and its shareholders, directors, officers, employees, agents, attorneys and Affiliates and their respective successors and assigns (the “Agent’s Parties”) pro rata according to their respective pro rata interests in the Term Loan, from and against any and all liabilities, obligations, demands, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses (including, without limitation, attorneys’ fees and expenses and court costs, whether or not suit is filed) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent’s Parties in any way relating to or arising out of this Agreement, the Notes or the Security Agreement, or any action taken or omitted to be taken by Agent’s Parties in connection with this Agreement, the Notes, or the Security Agreement, except that no Lender shall be liable to Agent’s Parties for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of any of Agent’s Parties. Further, each Lender, severally, shall reimburse Agent upon demand for that Lender’s ratable share of any costs or expenses incurred by Agent in connection with the amendment, waiver, refinancing, restructuring (including a restructuring incident to a bankruptcy reorganization) or enforcement of this Agreement, the Notes, or the Security Agreement, to the extent that Borrower is required to pay such costs or expenses but fails to do so upon demand.

10.Security. As security for the obligations of Borrower hereunder and under the Notes, Borrower shall grant to Agent, on behalf of and for the benefit of Lenders, a security interest in certain of its assets pursuant to the Security Agreement.

11.Miscellaneous.

Failure or Indulgence Not Waiver. No failure or delay on the part of Agent, Lender, or any holder of a Note in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof or of any other right, power or privilege.

Modification. No modification, amendment or waiver of any provision of this Agreement, the Security Agreement, or the Notes, nor the consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall have been approved by Agent and Lenders and shall be in writing signed by Agent and Lenders and, with respect to any amendment, Borrower. Such waiver or consent shall then be effective only in the specific instance and for the purpose for which given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in the same, similar or other circumstances.

Notices. Except as otherwise expressly provided herein, any notice herein required or permitted to be given shall be in writing and shall be deemed effective when personally delivered, mailed, telecopied (with a confirming copy sent by mail) or delivered by telex to the appropriate party at the address set forth below (or at such other address as may be designated by either party in a written notice sent in accordance with this Section):

If to Borrower:Entrada Networks, Inc.

12 Morgan

Irvine, CA 92618

Attention: Kanwar J.S. Chadha, Ph.D.

Telecopy No.: (949) 460-4452

with a copy to:Greenbaum, Rowe, Smith, Ravin, Davis & Himmell LLP

99 Wood Avenue South

Iselin, NJ 08830

Attention: W. Raymond Felton, Esq.

Telecopy No.: (732) 549-1881

If to HongKong League:
             Hong Kong League Central Credit Union

Party Room 1-2, G/F, Kam Wah House

Choi Hung Estate, Kowloon, Hong Kong

Telecopy No.: ?3101-0332

with a copy to:       SBI Advisors, LLC

2361 Campus Drive, Suite 210

Irvine, CA 92612

Telecopy No.: 949-679-7280

If to HIT Credit Union:              HIT Credit Union

Berth 4, Block 2, 2/F

Container Port Road, South Kwai Chung

New Territories, Hong Kong

Telecopy No.: ?3101-0332

with a copy to:       SBI Advisors, LLC

2361 Campus Drive, Suite 210

Irvine, CA 92612

Telecopy No.: 949-679-7280

If to Agent:       SBI Advisors, LLC

2361 Campus Drive, Suite 210

Irvine, CA 92612

Telecopy No.: 949-679-7280

Severability. In case any provision in this Agreement, the Security Agreement, or the Notes shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of such contract and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Applicable Law. This Agreement, the Security Agreement, and the Notes, and the rights and obligations of the parties thereto, shall be governed by the laws of the State of California, exclusive of its conflicts of laws and choice of laws rules that would or may cause the application of the laws of any jurisdiction other than the State of California.

Assignability. Borrower shall not assign its rights or obligations hereunder, under the Security Agreement, or under the Notes to any other Person without the prior written consent of Agent and Lenders, and any attempted assignment in violation hereof shall be null and void ab initio. Agent and Lenders shall have the right to assign their rights and obligations hereunder and no consent or approval from Borrower is required in connection with any such assignment.

Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Section Headings. The various headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretations of this Agreement or any provision hereof.

Attorneys’ Fees. In the event any party institutes any action or proceeding to enforce the terms and conditions of this Agreement, the Security Agreement, or the Notes, the prevailing party shall be entitled to reasonable attorneys’ fees and costs.

WAIVER OF TRIAL BY JURY. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE NOTES, OR THE SECURITY AGREEMENT, THE SUBJECT MATTER HEREOF AND THEREOF OR ANY DOCUMENT RELATING HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT, TORT OR OTHERWISE.

Integration. This Agreement, the Security Agreement and the Notes reflect the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, whether before or after the date hereof.

IN WITNESS WHEREOF, the parties hereto do execute this Agreement as of the date first above written.

“BORROWER”

ENTRADA NETWORKS, INC., a Delaware corporation

By: /s/ Kanwar J. S. Chadha

Name: Kanwar J. S. Chadha

Its: President and CEO

“AGENT”

SBI ADVISORS, LLC, solely in its capacity as Agent hereunder

By: /s/ Shelly Singhal

Name: Shelly Singhal

Its: Managing Partner

“LENDERS”

HONG KONG LEAGUE CENTRAL CREDIT UNION

By: /s/ Shelly Singhal

Name: Shelly Singhal

Its: Attorney-in-fact

HIT CREDIT UNION

By: /s/ Shelly Singhal

Name: Shelly Singhal

Its: Attorney-in-fact

SHELLY SINGHAL, AS AN INDIVIDUAL

By: /s/ Shelly Singhal

Name: Shelly Singhal

AS AN INDIVIDUAL

EXHIBITS

Exhibit “A-1” - Term Note (Hong Kong League)

Exhibit “A-2”- Term Note (HIT Credit Union)

Exhibit “B” - Security Agreement

Exhibit A-1

to the Term Credit Agreement

FORM OF TERM NOTE

THE OBLIGATIONS EVIDENCED BY THIS TERM NOTE HAVE BEEN EXPRESSLY SUBORDINATED TO CERTAIN OTHER OBLIGATIONS OF BORROWER PURSUANT TO THE TERMS OF THAT CERTAIN SUBORDINATION AGREEMENT (DEBT AND SECURITY INTEREST) BY AND AMONG ENTRADA NETWORKS, INC., HONG KONG LEAGUE CENTRAL CREDIT UNION, AND SILICON VALLEY BANK.

TERM NOTE

Los Angeles, California

U.S.$347,368                               January 30, 2004

FOR VALUE RECEIVED, the undersigned, ENTRADA NETWORKS, INC., a Delaware corporation (the “Borrower”), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of HONG KONG LEAGUE CENTRAL CREDIT UNION (the “Lender”), without offset or counterclaim, the principal sum of Three Hundred Forty-seven Thousand Three Hundred Sixty-eight Dollars (U.S.$347,368) on or before the Maturity Date (as such term is defined in the Credit Agreement referred to below). The Borrower further promises to pay interest on the Term Loan outstanding hereunder from time to time at the interest rates, and payable on the dates, set forth in the Credit Agreement referred to below. This Term Note may be prepaid at any time prior to the Maturity Date without premium or penalty.

1.   Payment. Both principal and interest are payable in lawful money of the United States of America and in immediately available funds to the Lender at Party Room 1-2, G/F, Kam Wah House, Choi Hung Estate, Kowloon, Hong Kong, or such other place as the Lender may designate in writing to the Borrower from time to time.

2.   Record Keeping. The Lender shall record the amount of principal and interest due and payable from time to time hereunder, each payment thereof and the resulting unpaid principal balance hereof, in the Lender’s internal records, and any such recordation shall be rebuttable presumptive evidence of the accuracy of the information so recorded; provided, however, that the Lender’s failure so to record shall not limit or otherwise affect the obligations of the Borrower hereunder and under the Credit Agreement to repay the principal of and interest on the Term Loan.

3.   Credit Agreement. This Term Note is one of the Notes referred to in, and is subject to and entitled to the benefits of, that certain Term Credit Agreement, dated of even date herewith (as amended, modified, renewed or extended from time to time, the “Credit Agreement”) between the Borrower, the Lender, and certain other parties thereto. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement. The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived. This Term Note is secured by certain Collateral more specifically described in the Security Agreement.

4.   Limitation on Interest Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Credit Agreement and charged or collected by the Lender or any holder of this Term Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lender has charged or received interest hereunder or under the Credit Agreement in excess of the highest applicable rate, the rate in effect hereunder and under the Credit Agreement shall automatically be reduced to the maximum rate permitted by applicable law and the Lender shall apply all interest paid in excess of the maximum lawful rate to reduce the principal balance of the amounts outstanding hereunder and under the Credit Agreement. It is the intent of the parties hereto that the Borrower not pay or contract to pay, and that the Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of the maximum rate of interest that may be paid by the Borrower to the Lender under applicable law.

5.   Governing Law. THIS TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCLUSIVE OF ITS CONFLICTS OF LAWS AND CHOICE OF LAWS RULES THAT WOULD OR MAY CAUSE THE APPICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF CALIFORNIA.

ENTRADA NETWORKS, INC.

By: /s/ Kanwar J. S. Chadha

Name: Kanwar J. S. Chadha

Its: President and CEO

THE OBLIGATIONS EVIDENCED BY THIS TERM NOTE HAVE BEEN EXPRESSLY SUBORDINATED TO CERTAIN OTHER OBLIGATIONS OF BORROWER PURSUANT TO THE TERMS OF THAT CERTAIN SUBORDINATION AGREEMENT (DEBT AND SECURITY INTEREST) BY AND AMONG ENTRADA NETWORKS, INC., HIT CREDIT UNION, AND SILICON VALLEY BANK.

TERM NOTE

Los Angeles, California

U.S.$52,632                               January 30, 2004

FOR VALUE RECEIVED, the undersigned, ENTRADA NETWORKS, INC., a Delaware corporation (the “Borrower”), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of HIT CREDIT UNION (the “Lender”), without offset or counterclaim, the principal sum of Fifty-two Thousand Six Hundred Thirty-two Dollars (U.S.$52,632) on or before the Maturity Date (as such term is defined in the Credit Agreement referred to below). The Borrower further promises to pay interest on the Term Loan outstanding hereunder from time to time at the interest rates, and payable on the dates, set forth in the Credit Agreement referred to below. This Term Note may be prepaid at any time prior to the Maturity Date without premium or penalty.

6.   Payment. Both principal and interest are payable in lawful money of the United States of America and in immediately available funds to the Lender at Berth 4, Block 2, 2/F, Container Port Road, South Kwai Chung, New Territories, Hong Kong, or such other place as the Lender may designate in writing to the Borrower from time to time.

7.   Record Keeping. The Lender shall record the amount of principal and interest due and payable from time to time hereunder, each payment thereof and the resulting unpaid principal balance hereof, in the Lender’s internal records, and any such recordation shall be rebuttable presumptive evidence of the accuracy of the information so recorded; provided, however, that the Lender’s failure so to record shall not limit or otherwise affect the obligations of the Borrower hereunder and under the Credit Agreement to repay the principal of and interest on the Term Loan.

8.   Credit Agreement. This Term Note is one of the Notes referred to in, and is subject to and entitled to the benefits of, that certain Term Credit Agreement, dated of even date herewith (as amended, modified, renewed or extended from time to time, the “Credit Agreement”) between the Borrower, the Lender, and certain other parties thereto. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement. The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived. This Term Note is secured by certain Collateral more specifically described in the Security Agreement.

9.   Limitation on Interest Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Credit Agreement and charged or collected by the Lender or any holder of this Term Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lender has charged or received interest hereunder or under the Credit Agreement in excess of the highest applicable rate, the rate in effect hereunder and under the Credit Agreement shall automatically be reduced to the maximum rate permitted by applicable law and the Lender shall apply all interest paid in excess of the maximum lawful rate to reduce the principal balance of the amounts outstanding hereunder and under the Credit Agreement. It is the intent of the parties hereto that the Borrower not pay or contract to pay, and that the Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of the maximum rate of interest that may be paid by the Borrower to the Lender under applicable law.

10.   Governing Law. THIS TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCLUSIVE OF ITS CONFLICTS OF LAWS AND CHOICE OF LAWS RULES THAT WOULD OR MAY CAUSE THE APPICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF CALIFORNIA.

ENTRADA NETWORKS, INC.

By: /s/ Kanwar J. S. Chadha

Name: Kanwar J. S. Chadha

Its: President and CEO

THE OBLIGATIONS EVIDENCED BY THIS TERM NOTE HAVE BEEN EXPRESSLY SUBORDINATED TO CERTAIN OTHER OBLIGATIONS OF BORROWER PURSUANT TO THE TERMS OF THAT CERTAIN SUBORDINATION AGREEMENT (DEBT AND SECURITY INTEREST) BY AND AMONG ENTRADA NETWORKS, INC., SHELLY SINGHAL, AND SILICON VALLEY BANK.

TERM NOTE

Los Angeles, California

U.S.$100,000                               January 30, 2004

FOR VALUE RECEIVED, the undersigned, ENTRADA NETWORKS, INC., a Delaware corporation (the “Borrower”), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of SHELLY SINGHAL, an individual (the “Lender”), without offset or counterclaim, the principal sum of One Hundred Thousand Dollars (U.S.$100,000) on or before the Maturity Date (as such term is defined in the Credit Agreement referred to below). The Borrower further promises to pay interest on the Term Loan outstanding hereunder from time to time at the interest rates, and payable on the dates, set forth in the Credit Agreement referred to below. This Term Note may be prepaid at any time prior to the Maturity Date without premium or penalty.

11.   Payment. Both principal and interest are payable in lawful money of the United States of America and in immediately available funds to the Lender at 2361 Campus Drive, Suite 210, Irvine, CA 92612, or such other place as the Lender may designate in writing to the Borrower from time to time.

12.   Record Keeping. The Lender shall record the amount of principal and interest due and payable from time to time hereunder, each payment thereof and the resulting unpaid principal balance hereof, in the Lender’s internal records, and any such recordation shall be rebuttable presumptive evidence of the accuracy of the information so recorded; provided, however, that the Lender’s failure so to record shall not limit or otherwise affect the obligations of the Borrower hereunder and under the Credit Agreement to repay the principal of and interest on the Term Loan.

13.   Credit Agreement. This Term Note is one of the Notes referred to in, and is subject to and entitled to the benefits of, that certain Term Credit Agreement, dated of even date herewith (as amended, modified, renewed or extended from time to time, the “Credit Agreement”) between the Borrower, the Lender, and certain other parties thereto. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement. The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived. This Term Note is secured by certain Collateral more specifically described in the Security Agreement.

14.   Limitation on Interest Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Credit Agreement and charged or collected by the Lender or any holder of this Term Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lender has charged or received interest hereunder or under the Credit Agreement in excess of the highest applicable rate, the rate in effect hereunder and under the Credit Agreement shall automatically be reduced to the maximum rate permitted by applicable law and the Lender shall apply all interest paid in excess of the maximum lawful rate to reduce the principal balance of the amounts outstanding hereunder and under the Credit Agreement. It is the intent of the parties hereto that the Borrower not pay or contract to pay, and that the Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of the maximum rate of interest that may be paid by the Borrower to the Lender under applicable law.

15.   Governing Law. THIS TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCLUSIVE OF ITS CONFLICTS OF LAWS AND CHOICE OF LAWS RULES THAT WOULD OR MAY CAUSE THE APPICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF CALIFORNIA.

ENTRADA NETWORKS, INC.

By: /s/ Kanwar J. S. Chadha

Name: Kanwar J. S. Chadha

Its: President and CEO

SECURITY AGREEMENT

(ALL ASSETS)

THIS SECURITY AGREEMENT (“Agreement”), dated as of January 30, 2004, by and between ENTRADA NETWORKS, INC., a Delaware corporation (the “Borrower”), and SBI ADVISORS, LLC, a California limited liability company (the “Agent”), as agent for Hong Kong League Central Credit Union, HIT Credit Union, and Shelly Singhal, an individual (collectively, the “Lenders”), and is attached as Exhibit B to that certain Term Credit Agreement, dated of even date herewith (as amended or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make a loan to the Borrower in the aggregate amount of U.S.$500,000 (the “Term Loan”);

WHEREAS, the Lenders established, as a condition precedent to the making of the Term Loan, that the Borrower shall grant to the Agent, for the benefit of the Lenders, the security interest described herein;

WHEREAS, in order to induce the Lenders to make the Term Loan, the Borrower has agreed to grant to the Agent, for the benefit of the Lenders, the security interest described herein;

WHEREAS, pursuant to the Credit Agreement, the Agent has been appointed, and has accepted such appointment, to act as the agent for the Lenders for purposes of the Credit Agreement and this Agreement; and

WHEREAS, the Lenders have agreed that the security interest granted by the Borrower to the Agent for the benefit of the Lenders pursuant to this Agreement, together with the terms, conditions, and covenants set forth in the Credit Agreement and the Notes, constitutes adequate and satisfactory consideration for the Lenders to make the Term Loan to the Borrower.

NOW, THEREFORE, for and in consideration of the premises, and the mutual covenants and promises set forth herein, and for other good and valuable consideration, the delivery, receipt, and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT:

Grant of Security Interest. The Borrower hereby grants to the Agent for the benefit of the Lenders a continuing security interest in the Borrower’s right, title and interest in and to the following property, wherever located, whether the same is now owned or hereafter created or acquired (collectively, the “Collateral”).

all inventories and merchandise, including without limitation raw materials, work in process, finished products, goods in transit, materials used or consumed in the manufacture or production thereof, all wrapping, packaging, advertising and shipping materials (and all documents relating thereto), all labels and other devices, names and marks affixed or to be affixed thereto for the purpose of selling or identifying the same or the seller or manufacturer thereof, all supplies and containers relating to or used in connection with the foregoing, all goods in which the Borrower has an interest in mass or an interest or right as a consignee and all goods which are returned to or repossessed by the Borrower, whether used or consumed in the Borrower’s business, held for sale or lease, furnished under service contracts, or otherwise, and all bills of lading, warehouse receipts, documents of title or general intangibles relating to any of the foregoing (collectively, the “Inventory”);

all goods, equipment, machinery, furniture, fixtures (whether or not attached to real property), furnishings, trade fixtures, motor vehicles and rolling stock, materials and parts and all other tangible personal property, all attachments, accessions and property now or hereafter affixed to or used in connection with any of the foregoing, and all substitutes and replacements for any of the foregoing;

all rights to the payment of money or other form of consideration, accounts, payment intangibles, notes, accounts receivable, drafts, documents, chattel paper, (including, without limitation, electronic chattel paper and tangible chattel paper), letter of credit rights, choses in action, undertakings, surety bonds, insurance policies, acceptances, federal, state and local tax refunds and all other forms of claims, demands, instruments and receivables, together with all guarantees, security agreements, leases and rights and interests securing the same and all right, title and interest of the Borrower in the merchandise which gave or shall give rise thereto, including the right of stoppage in transit, replevin, reclamation, repossession and resale (collectively, the “Receivables”);

all agreements, contracts, leases, licenses, letters of credit, security agreements, indentures and purchase and sales orders of any kind whatsoever, all rights of the Borrower thereunder, including all rights to purchase, lease, sell or otherwise acquire or deal with real or personal property and all warranty rights and contract rights of any nature, whether written or oral, and all consents or other authorizations relating thereto, to the extent assignable (collectively, the “Contracts”);

all licenses, permits, franchises, certificates and other governmental authorizations and approvals of any nature whatsoever, to the extent assignable (collectively, the “Licenses and Permits”);

all deposit accounts, including without limitation, all demand, time, savings, passbook, custodial, safekeeping, escrow or like accounts maintained by the Borrower with any bank, savings and loan association, credit union or like organization, and all money, cash, cash equivalents, investment securities, deposits and prepayments of the Borrower in any such deposit account (all of the foregoing being deemed to be in any such account as soon as the same is put in transit to such account by mail or other courier);

all trademarks, trade names, trade styles, service marks (and all prints and labels on which any of the foregoing appear), designs, letters patent of the United States or any other country, copyrights and other general intangibles, of a like nature, and all registrations, recordings, reissues, extensions, renewals, continuations, continuations-in-part and licenses thereof (including applications for registration and recording);

all other proprietary rights and confidential information, technology, processes, trade secrets, computer programs, source codes, software, customer lists, sales literature and catalogues, price lists, subscriber information, drawings, specifications, blueprints, telephone numbers, formulae, goodwill and all applications and registrations relating to any of the foregoing;

all stocks, bonds, debentures, securities, financial assets, securities entitlements, securities accounts, commodity contracts, commodity accounts, subscription rights, options, warrants, puts, calls, certificates, partnership interests, joint venture interests, investments and/or brokerage accounts and all rights, preferences, privileges, dividends, distributions, redemption payments or liquidation payments with respect thereto (collectively, the “Investment Property”);

all files, correspondence, books and records of the Borrower, including without limitation, books of account and ledgers of every kind and nature, all electronically recorded data relating to the Collateral, the Borrower or the business thereof, all computer programs, tapes, discs and data processing software containing the same, and all receptacles and containers for such records;

all other goods, accounts, general intangibles, (including, without limitation, commercial tort claims and payment intangibles), documents, instruments, causes of action, rights, interests and properties of every kind and description, tangible or intangible;

all rights, remedies, powers and/or privileges of the Borrower with respect to any of the foregoing, all rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise) and all judgments now or hereafter arising therefrom; and

all proceeds, replacements, products, additions, accessions and substitutions of any of the foregoing.

Nothing in this Agreement shall be deemed to constitute an assumption by the Agent or any Lender of any liability or obligation of the Borrower with respect to any of the Collateral.

Security for Obligations. This Agreement secures and the Collateral is collateral security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise (including the payment of amounts which would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), of all obligations now or hereafter arising under the Credit Agreement and the Notes, whether for principal or interest (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to the Borrower, would accrue on such obligations) or payments of fees, expenses or otherwise, and all obligations now or hereafter arising under this Agreement (all such obligations being the “Secured Obligations”).

It is the intention of the Borrower that the continuing grant of security interests provided for herein shall remain as security for the payment and performance of the Secured Obligations, whether now existing or hereinafter incurred by future advances or otherwise, and whether or not contemplated by the parties at the date hereof. No notice of the continuing grant of such security interests, therefore, shall be required to be stated on the face of any document representing any such Secured Obligation nor shall it otherwise be necessary to identify any such Secured Obligation as being secured hereby. Any such Secured Obligation shall be deemed to have been made pursuant to Section 9204 of the Uniform Commercial Code of the State of California (the “Code”).

Representations and Warranties. The Borrower represents and warrants as follows:

Power and Authority. The Borrower has full power, authority and legal right to grant to the Agent for the benefit of the Lenders a security interest in the Collateral pursuant to this Agreement, and the execution and delivery of this Agreement has been duly authorized by the Borrower. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by the Borrower to the Agent for the benefit of the Lenders of a security interest in the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Borrower, or (ii) for the exercise by the Agent for the benefit of the Lenders of rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement;

Title to Collateral; Priority. The Borrower is the legal and beneficial owner of the Collateral, free and clear of any Lien, except for those Liens disclosed on Schedule I attached hereto (the “Permitted Liens”) and the Lien created by this Agreement, and the grant by the Borrower of a security interest in the Collateral pursuant to this Agreement creates a valid and perfected security interest in the Collateral in favor of the Agent for the benefit of the Lenders, securing the payment of the Secured Obligations;

Nature of Collateral. No part of the Collateral is used or was bought for personal, family or household purposes.

Affirmative Covenants. The Borrower covenants that until such time as all of the Secured Obligations are indefeasibly paid or satisfied in full, unless the Agent shall otherwise consent in writing:

Delivery of Collateral. With respect to any Collateral as to which the Agent’s security interest need or may be perfected by, or the priority thereof need be assured by, possession of such Collateral, including, without limitation, all originals of all chattel paper which evidence the Receivables, the Borrower shall upon demand of the Agent deliver possession of same in pledge to the Agent for the benefit of the Lenders, endorsed or accompanied by such instruments of assignment or transfer as the Agent may specify and stamped or marked in such manner as the Agent may specify;

Protection of Security and Legal Proceedings. The Borrower shall, at its own expense, take any and all actions necessary or desirable to preserve, protect and defend the security interests of the Agent in the Collateral and the perfection and priority thereof against any and all adverse claims, including appearing in and defending all actions and proceedings which purport to affect any of the foregoing. The Borrower shall cooperate with the Agent in any litigation brought against the Agent or any Lender related to the Collateral, this Agreement or the Notes. The Borrower shall promptly reimburse the Agent for the benefit of the Lenders for any and all sums, including costs, expenses and actual attorneys’ fees, which the Agent may pay or incur in defending, protecting or enforcing its security interests in the Collateral or the perfection or priority thereof;

Payment of Taxes. The Borrower shall pay or cause to be paid all taxes and other levies with respect to the Collateral when the same become due and payable except to the extent contested in good faith and bonded in a manner satisfactory to the Agent;

Use and Maintenance of Collateral. The Borrower shall comply with all laws, statutes and regulations pertaining to its use and ownership of the Collateral and its conduct of its business; properly care for and maintain all of the Collateral in good condition, free of misuse, abuse, waste and deterioration, reasonable wear and tear of intended use excepted; keep accurate and complete books and records pertaining to the Collateral in accordance with generally accepted accounting principles; and promptly and completely perform all of its obligations under the Contracts and maintain in full force and effect all of the Licenses and Permits;

Inspection. The Borrower shall give the Agent such information as may be requested concerning the Collateral and shall at all reasonable times and upon reasonable notice permit the Agent and its agents and representatives to enter upon any premises upon which the Collateral is located for the purpose of inspecting the Collateral. Furthermore, the Agent shall at all reasonable times on reasonable notice have full access to and the right to audit any and all of the Borrower’s books and records pertaining to the Collateral, to confirm and verify the value of the Collateral and to do whatever else the Agent reasonably may deem necessary or desirable to protect its interests; provided, however, that any such action which involves communicating with customers of the Borrower shall be carried out by the Agent through the Borrower’s independent auditors unless an Event of Default occurs and is continuing, in which case the Agent shall then have the right directly to notify such obligors;

Notification. The Borrower shall notify the Agent in writing within three (3) business days of the occurrence of (i) an Event of Default or of the occurrence of an event which, with notice or lapse of time, or both, would constitute an Event of Default, or (ii) any event which adversely affects the value of the Collateral, the ability of the Borrower or the Agent to dispose of the Collateral or the rights and remedies of the Agent in relation thereto; and

Further Assurances. The Borrower agrees that at any time and from time to time, at the expense of the Borrower, the Borrower will, and will cause third parties to, promptly execute and deliver all further instruments, documents and agreements, including, without limitation, control agreements, consent agreements and landlord’s waivers for all locations where Collateral is maintained, and take all further action, that may be necessary or desirable, or that the Agent may request, in order to perfect and to protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and to enforce its rights and remedies hereunder with respect to any Collateral.

Negative Covenants.

The Borrower covenants that until such time as all of the Secured Obligations are indefeasibly paid or satisfied in full, without the prior written consent of the Agent:

(a)   Sale or Hypothecation of Collateral. The Borrower shall not directly or indirectly, whether voluntarily, involuntarily, by operation of law or otherwise (i) sell, assign, transfer, exchange, lease, lend, grant any option with respect to, return or dispose of any of the Collateral (other than inventory items sold or leased in the ordinary course of the Borrower’s business), or any of the Borrower’s rights therein, or enter into any agreement to take any of the foregoing actions, nor (ii) create or permit to exist any Lien on or with respect to any of the Collateral, except for Permitted Liens and the Lien in favor of the Agent for the benefit of the Lenders. The inclusion of “proceeds” as a component of the Collateral shall not be deemed a consent by the Agent to any sale, assignment, transfer, exchange, lease, loan, granting of an option with respect to or disposition of all or any part of the Collateral;

(b)   Changes of Name, Jurisdiction of Formation. The Borrower shall not, without giving to the Agent at least ninety (90) days’ prior written notice, change its name, its trade or fictitious business name(s), business structure, its form of doing business, or its jurisdiction of formation;

(c)   Certain Agreements. The Borrower shall not cause, suffer or permit to occur any compromise, adjustment, amendment, modification, settlement, waiver, substitution or termination in respect of any Receivable, other than in the ordinary course of business, or in respect of any Contract, License or Permit; and

(d)   Preservation of Collateral. The Borrower shall not cause or allow anything to be done which might impair, or fail to do anything necessary or advisable in order to preserve, the value of the Collateral and the security interests of the Agent therein. The Borrower shall not use nor permit the use of the Collateral for illegal purposes.

Rights of the Agent with respect to Receivables.

(a)   The Agent hereby authorizes the Borrower to collect any Receivables in which the Agent has been granted a security interest hereunder, and the Borrower agrees to use its best efforts to effect the prompt collection thereof. The Agent hereby further authorizes the Borrower to use the proceeds of any such collections in the conduct of its business in the ordinary course. However, such authorization may be terminated by the Agent for any reason and at any time following and during the continuance of an Event of Default, and the Agent may, at its election, notify the account debtor on any or all such Receivables of the assignment thereof and effect collection thereof directly from the account debtor obligated thereon. Upon request of the Agent at any time, the Borrower will notify all such account debtors that payments are to be made to the Agent for the benefit of the Lenders or its agent or designee. The Borrower shall also, at the request of the Agent at any time following and during the continuance of an Event of Default, execute and deliver to the Agent for the benefit of the Lenders an assignment or assignments, in form satisfactory to the Agent, of all of the Borrower’s then existing Receivables and the proceeds thereof. When any such notice to make payments directly to the Agent for the benefit of the Lenders or any such agent or designee shall have been given, the Borrower shall no longer have any right to collect the affected Collateral. If notwithstanding the giving of any notice, any account debtor or other obligor shall make payment to the Borrower, the Borrower shall hold all such payments in trust for the Agent for the benefit of the Lenders without commingling the same with other funds of the Borrower and shall (i) deliver the same to the Agent for the benefit of the Lenders or any such agent or designee, immediately upon receipt by the Borrower in the identical form received, together with any necessary endorsements, or (ii) immediately deposit them in a separate account maintained with or by the Agent for the benefit of the Lenders or any agent or designee of the Agent, in which only such payments and other proceeds of Collateral shall be deposited.

(b)   With or without notice to the Borrower and without affecting the liability of the Borrower hereunder, any Receivables in which the Agent has been granted a security interest hereunder may be altered or modified by the Agent in any respect following and during the continuance of an Event of Default, and the Agent may:

(i)   settle and adjust all disputes and claims directly with the account debtor with respect to any such Receivables;

(ii)   alter, accelerate, extend or change the time, manner and/or amount of any payments made or to be made by the account debtor under any such Receivable;

(iii)   consent from time to time to the acceptance of security or additional or substituted security of any kind for any obligation of the account debtor under any such Receivable or to the release, surrender or alteration of any such security; and

(iv)   deal as aforesaid or in any other manner with the account debtor or any guarantor of any such Receivable. Nothing herein contained shall be construed as requiring or obligating the Agent or any such agent or designee to make any demand, or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim or notice or take any action with respect to any Collateral or the monies due or to become due thereunder or to take any steps necessary to preserve any rights against prior parties. Neither the Agent nor the agent or designee of the Agent shall have any liability to the Borrower on the Collateral for actions taken in good faith pursuant to this Section and without gross negligence.

(c)   At any time after the occurrence and during the continuance of an Event of Default, the Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it considers advisable, and the Borrower shall furnish all assistance and information that the Agent may require in connection therewith. At any time after the occurrence and during the continuance of an Event of Default, and from time to time, upon the Agent request and at the expense of the Borrower, the Borrower shall cause independent public accountants or others satisfactory to the Agent to furnish to the Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

The Agent Appointed Attorney-in-Fact. The Borrower hereby appoints the Agent the Borrower’s attorney-in-fact with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, from time to time (whether before or after an Event of Default) in the Agent’s sole and absolute discretion to take any action and to execute and deliver, and if appropriate to file and/or record with the appropriate office, any agreements, documents or instruments, including, without limitation, security agreements, financing statement amendments, continuation statements or other documents without the signature of the Borrower (where permitted by law) which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement. The Borrower acknowledges that the foregoing grant of power of attorney is coupled with an interest and is irrevocable.

The Agent May Perform. If the Borrower fails to perform any agreement or covenant contained herein, the Agent may itself perform or cause the performance of such agreement or covenant, and the expenses of the Agent incurred in connection therewith, plus interest at the rate specified in the Credit Agreement from the date of such advance to the date of reimbursement, shall be payable by the Borrower under Section 11. However, nothing in this Agreement shall obligate the Agent to act.

Remedies upon Default. If any Event of Default shall have occurred:

(a)   Notification to Third Parties. The Agent may (i) open the Borrower’s mail and collect any and all amounts due to the Borrower from other persons; (ii) notify any account debtor obligated on any of the Receivables or any purchaser of Collateral or any other person of the Agent’s interest in the Collateral and instruct any such persons to make payments thereon directly to the Agent for the benefit of the Lenders; and (iii) notify postal authorities that all mail addressed to the Borrower is to be delivered to the Agent.

(b)   Compromise of Claims. The Agent may grant extensions, compromise claims and settle Collateral for less than face value, all without prior notice to the Borrower.

(c)   Use of Trade Names, etc. For the purpose of enabling the Agent to exercise its rights and remedies hereunder at such time as the Agent is lawfully entitled to do so, the Borrower hereby grants to the Agent an irrevocable, non-exclusive license (exercisable without payment of any royalty or other compensation to the Borrower) (i) to use any trademark, trade name, trade style, copyright, patent right, technical process or other proprietary right used or utilized by the Borrower and (ii) to have access to all media in which any of the items so licensed may be recorded or stored and all equipment and software used for the compilation or printout thereof.

(d)   Other Rights Against the Borrower. The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Code, and the Agent may also without notice except as specified below sell the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, and upon such other terms as the Agent in its sole and absolute discretion may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Borrower hereby waives any claims against the Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Agent accepts the first offer received and does not offer such Collateral to more than one offeree, and in all events such sale shall be deemed to be commercially reasonable. At any such public or private sale, the Agent may be the purchaser of the Collateral.

(e)   Application of Proceeds. Any cash held by the Agent for the benefit of the Lenders as Collateral and all cash proceeds received by the Agent for the benefit of the Lenders in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as Collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 11) in whole or in part by the Agent against all or any part of the Secured Obligations in such order as the Agent shall elect. After such application and after payment by the Agent of any other amount required by law, any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive such surplus. In a like manner, the Borrower shall pay to the Agent, without demand, whatever amount of the Secured Obligations remains unpaid after the Collateral has been sold and the proceeds applied as aforesaid, together with interest thereon from the date of demand at the highest rate specified in the Credit Agreement, which interest shall also constitute a part of the Secured Obligations. Without limiting the foregoing, the Borrower hereby expressly waives any obligations the Agent may have regarding the foregoing under Section 9207(c) of the Code.

(f)   Other Rights. The Agent shall not be obligated to resort to its rights or remedies with respect to any other security for or guaranty or payment of the Secured Obligations before resorting to its rights and remedies against the Borrower or the Collateral hereunder. All rights and remedies of the Agent shall be cumulative and not in the alternative.

Liability and Indemnification. The Agent shall not be liable to the Borrower for any act (including, without limitation, any act of active negligence) of or omission by the Agent unless the Agent’s conduct constitutes willful misconduct or gross negligence. The Borrower agrees to indemnify and to hold the Agent harmless from and against all losses, liabilities, claims, damages, costs and expenses (including actual attorneys’ fees and disbursements) with respect to (a) any action taken (including, without limitation, any act of active negligence) or any omission by the Agent with respect to this Agreement, provided that the Agent’s conduct does not constitute willful misconduct or gross negligence, and (b) any claims arising out of the Borrower’s ownership of the Collateral or the Agent’s security interest therein.

Expenses. The Borrower will upon demand pay to the Agent for the benefit of the Lenders the amount of any and all expenses, including the fees and expenses of its counsel and of any experts and agents, which the Agent may incur in connection with (a) the administration of this Agreement, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (c) the exercise or enforcement of any of the rights of the Agent hereunder, and (d) the failure by the Borrower to perform or observe any of the provisions hereof.

Security Interest Absolute. All rights of the Agent and security interests hereunder, and all Secured Obligations of the Borrower hereunder, shall be absolute and unconditional irrespective of:

any lack of validity or enforceability of the Credit Agreement or the Notes or any other agreement or instrument relating thereto;

any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Notes, or any other agreement or instrument relating thereto;

any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or

any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower.

Amendments, Waiver. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Borrower herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent , and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Notices. All notices, demands and requests of any kind which either party may be required or desires to serve upon the other hereunder shall be in writing and shall be delivered and become effective in accordance with the notice provision of the Credit Agreement.

Continuing Security Interest; Assignment of Obligations. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until payment in full of the Secured Obligations, (b) be binding upon the Borrower, its successors and assigns, (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent on behalf of the Lenders and its successors, transferees and assigns, (d) constitute, along with the Notes and the Credit Agreement, the entire agreement between the Borrower, the Agent and the Lenders, and (e) be severable in the event that one or more of the provisions herein is determined to be illegal or unenforceable. Without limiting the generality of the foregoing clause (c), the Agent may assign or otherwise transfer any Secured Obligation to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Agent for the benefit of the Lenders herein or otherwise. Upon the payment in full of the Secured Obligations, the Agent, at the request and expense of the Borrower, shall release the security interests in the Collateral granted herein and execute such termination statements as may be necessary therefor, to the extent that such Collateral shall not have been sold or otherwise applied pursuant to the terms hereof.

Return of Collateral. Subject to any duty imposed by law or otherwise to the holder of any subordinate lien on the Collateral known to the Agent, and subject to the direction of a court of competent jurisdiction, upon the extinguishment of any commitment of the Lenders to make any further advances under the Credit Agreement and the payment in full of the Secured Obligations, the Borrower shall be entitled to the return of all Collateral in the possession of the Agent; provided, however, that the Agent shall not be obligated to return to the Borrower or deliver to the holder of any subordinate Lien any such Collateral until it is satisfied that all amounts with respect to the Secured Obligations are no longer subject to being recaptured under applicable bankruptcy or insolvency laws or otherwise. The return of Collateral, however effected, shall be without recourse to the Agent and the Agent shall be entitled to receive appropriate documentation to such effect. The return of Collateral shall be effected without representation or warranty and shall not entitle the Borrower to any right to any endorsement.

Governing Law; Terms. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, exclusive of its conflicts of laws and choice of laws provisions that would or may cause the application of the laws of any jurisdiction other than the State of California. Unless otherwise defined herein or in the Credit Agreement, terms defined in the Code are used herein as therein defined.

WAIVER OF TRIAL BY JURY. THE BORROWER HEREBY IRREVOCABLY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE SUBJECT MATTER HEREOF, ANY DOCUMENT RELATING HERETO OR ANY SECURED OBLIGATION, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT, TORT OR OTHERWISE.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

“BORROWER”:

ENTRADA NETWORKS, INC.

By: /s/ Kanwar J. S. Chadha

Name: Kanwar J. S. Chadha

Its: President and CEO

“AGENT”:

SBI ADVISORS, LLC, solely in its capacity as Agent hereunder

By: /s/ Shelly Singhal

Name: Shelly Singhal

Its: Managing Partner

572894.02

SCHEDULE I

Permitted Liens

•   The lien evidenced by and described in the SVB Loan and Security Agreement

THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

ENTRADA NETWORKS, INC.

WARRANT CERTIFICATE

Common Stock, par value $.001 per share

Date of Issue: February 5, 2004Warrant to Purchase

400,000 Shares

THIS CERTIFIES THAT, for value received, SBI Advisors, LLC, 2361 Campus Drive, Suite 210, Irvine, CA, 92612, or its registered assigns, is entitled, subject to the provisions of this Warrant Certificate (this “Warrant”), to purchase an aggregate of 400,000 shares of common stock, par value $.001 per share (“Common Stock”), of Entrada Networks, Inc. (the “Company”).

The number of shares of the Common Stock to be received upon the exercise of this Warrant and the payment of the Underlying Share Purchase Price (as hereinafter defined) therefor are subject to adjustment from time-to-time as hereinafter set forth.

Definitions.   The following terms as used in this Warrant shall have the meanings set forth below:

“Assignment Form” means the form attached hereto as Exhibit A.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of California.

(a)       “Cashless Exercise” shall have the meaning set forth in Section 2(c) hereof.

“Cashless Exercise Form” means the form attached hereto as Exhibit B.

“Change of Control” shall have the meaning set forth in Section 4(b)(i) hereof.

“Common Stock” shall have the meaning set forth in the introductory paragraph.

“Company” shall have the meaning set forth in the introductory paragraph, or any successor thereof.

(b)   “Exercise Date” shall mean any date on which the Company shall have received (i) this Warrant, together with a Subscription Form or Cashless Exercise Form duly executed by the Warrant Holder, or his, her or its attorney-in-fact duly authorized in writing, and (ii) if other than a Cashless Exercise, payment in cash, or by official bank or certified check made payable to the Company, of an amount in lawful money of the United States of America equal to the Underlying Share Purchase Price, plus transfer taxes, if any.

“Issuance Date” means February 5, 2004.

“NASDAQ” means the National Association of Securities Dealers Automated Quotation System.

“Person” means an individual, partnership, corporation, limited liability company, trust, unincorporated organization, joint venture, government or agency, political subdivision thereof, or any other entity of any kind.

“Registrable Securities” means (i) the Underlying Shares, and (ii) any securities issued or issuable with respect to Common Stock by the way of stock dividend or stock split or in connection with a combination or reorganization or otherwise.

“Registration Statement” shall have the meaning set forth in Section 6(a) hereof.

“Requested Information” shall have the meaning set forth in Section 6(c)(i) hereof.

“Rule 144” shall have the meaning set forth in Section 6(g) hereof.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

(c)   “Subscription Form” means the form attached hereto as Exhibit C.

“Transfer Agent” means the Company or any firm engaged to act as the transfer agent of the Company.

“Expiration Date” means the last date on which this Warrant may be exercised, which shall be 5:00 p.m., New York City time, on the day before the date which is three (3) years from the Issuance Date, or if such expiration date is not a Business Day, at or before 5:00 p.m. New York City time on the next following Business Day.

“Underlying Share Purchase Price” shall mean the purchase price to be paid upon the exercise of this Warrant with respect to the Underlying Shares in accordance with the terms hereof, which price shall be $0.35 per Underlying Share, subject to adjustment from time to time pursuant to the provisions of Section 4 hereof.

(d)    “Underlying Shares” means the 400,000 shares of Common Stock that are the subject of this Warrant, subject to adjustment from time to time as provided herein.

“Warrant” shall have the meaning set forth in the introductory paragraph.

“Warrant Holder” means a person or entity in whose name this Warrant shall be either initially or subsequently registered upon the books to be maintained by the Company for such purpose, and “Warrant Holders” means, collectively, the Warrant Holder and all other persons or entities in whose name the Warrants shall be either initially or subsequently registered upon the books to be maintained by the Company for such purpose.

Duration, Vesting and Exercise.

Duration. This Warrant may be exercised from time to time, upon the terms and subject to the conditions set forth herein, at any time on or before the Expiration Date. If this Warrant is not exercised in accordance with the terms hereof on or before the Expiration Date, the Warrant Holder shall no longer be entitled to purchase the Underlying Shares and all rights hereunder to purchase such Underlying Shares shall thereupon cease.

Vesting. All shares underlying this Warrant are immediately vested.

Exercise.

A Warrant Holder may exercise this Warrant, in whole or in part, to purchase the vested Underlying Shares in such amounts as may be elected upon surrender of this Warrant, together with a duly executed Subscription Form, to the Company at its corporate office, together with the full Underlying Share Purchase Price for each Underlying Share to be purchased, in lawful money of the United States, or by certified check or bank draft payable in United States dollars to the order of the Company and upon compliance with and subject to the conditions set forth herein.

Upon receipt of this Warrant, together with a duly executed Subscription Form, and accompanied by payment of the Underlying Share Purchase Price for the number of vested Underlying Shares for which this Warrant is then being exercised, the Company shall, subject to Section 7(b) hereof, cause to be issued and delivered promptly, but in no event later than the third Business Day after the date on which the Company receives this Warrant, the Subscription Form and the Underlying Share Purchase Price, to the Warrant Holder certificates for such shares of Common Stock in such denominations as are requested by the Warrant Holder in the Subscription Form.

In case a Warrant Holder shall exercise this Warrant with respect to less than all of the Underlying Shares, the Company will execute a new Warrant, which shall be exercisable for the balance of the Underlying Shares that may be purchased upon exercise of the unexercised portion of this Warrant and shall deliver such new Warrant to the Warrant Holder.

This Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date, and the Person entitled to receive the vested Underlying Shares and any new Warrant representing the unexercised portion of this Warrant deliverable upon such exercise shall be treated for all purposes as the holder of such Underlying Shares and new Warrant, respectively, upon such exercise as of the close of business on the Exercise Date.

(e)   Cashless Exercise. In lieu of payment of the Underlying Share Purchase Price, a Warrant Holder may exercise this Warrant, in whole or in part, by presentation and surrender of this Warrant to the Company, together with a duly executed Cashless Exercise Form (or a reasonable facsimile thereof) (a “Cashless Exercise”); provided, however, that a Cashless Exercise will only be accounted by the Company if the Company’s Common Stock has been trading in a public market for at least thirty (30) continuous days prior to the date of such exercise. Acceptance by the Company of such presentation and surrender shall be deemed a waiver of the Warrant Holder’s obligation to pay all or any portion of the Underlying Share Purchase Price in cash, as the case may be. In the event of a Cashless Exercise, the Warrant Holder shall exchange this Warrant for that number of shares of Common Stock determined by multiplying the number of shares of Common Stock for which this Warrant is being exercised by a fraction, the numerator of which shall be the difference between the then current market price per share of the Common Stock and the Underlying Share Purchase Price, and the denominator of which shall be the then current market price per share of Common Stock.

Covenants.

Issuance and Sale of Underlying Shares. The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized Common Stock, solely for the purpose of issuance upon exercise of this Warrant, such number of shares of Common Stock as shall equal the aggregate number of the Underlying Shares. The Company covenants that all shares of Common Stock that shall be issuable upon exercise of this Warrant shall, at the time of delivery, and, subject to Section 2(c) hereof, upon receipt by the Company of the Underlying Share Purchase Price, be duly and validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than those which the Company shall promptly pay or discharge).

The Transfer Agent for the Common Stock will be irrevocably authorized and directed at all times to reserve such number of authorized shares of Common Stock as shall be required for such purpose. The Company will keep a copy of this Warrant on file with the Transfer Agent, if such agent is other than the Company. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 6(b) hereof. The Company will furnish such Transfer Agent with a copy of all notices of adjustments and certificates related thereto transmitted to the Warrant Holder pursuant to Section 4(f) hereof.

Restrictive Legend. Each certificate evidencing shares of Common Stock issued to the Warrant Holder following the exercise of this Warrant shall bear the following restrictive legend until such time as the transfer of such security is not restricted under the federal securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

Adjustment of Underlying Share Purchase Price and Number of Underlying Shares. The number of Underlying Shares purchasable upon the exercise of this Warrant and the payment of the Underlying Share Purchase Price shall be subject to adjustment from time to time as follows:

(f)   Adjustment for Stock Splits and Combinations. If the Company at any time or from time to time after the date of this Warrant shall effect a subdivision of the outstanding Common Stock or combines the outstanding shares of Common Stock, then, in each such case, the Underlying Share Purchase Price in effect immediately prior to such event shall be adjusted so that the Holder of this Warrant shall have the right to purchase the number of shares of Common Stock which he, she or it would have had the right to purchase after the event had such shares of Common Stock been purchased immediately prior to the occurrence of such event. Any adjustment under this Section 4(a) shall become effective as of the date and time such subdivision or combination becomes effective.

(g)   Reorganization, Reclassification, Consolidation, Merger or Sale.

(i) Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person and any transaction which is effected in such a way that holders of more than fifty percent (50%) of the shares of Common Stock then outstanding are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets of another Person with respect to or in exchange for Common Stock is referred to herein as a “Change of Control.”

(ii)   Prior to the consummation of any Change of Control, the Company shall make appropriate provisions, in form and substance reasonably satisfactory to the Warrant Holder, to insure that the Warrant Holder shall thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such Warrant Holder’s rights under this Warrant to purchase such shares of Common Stock or other securities as may be issuable or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such Warrant Holder’s rights, had such Change of Control not taken place. In any such case, the Company shall make appropriate provisions, in form and substance reasonably satisfactory to at the Warrant Holder, with respect to such Warrant Holder’s rights and interests to insure that the provisions hereof shall thereafter be applicable to this Warrant (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Underlying Share Purchase Price to reflect the value for the Common Stock reflected by the terms of such consolidation, merger or sale, if the value so reflected is less than the Underlying Share Purchase Price in effect immediately prior to such consolidation, merger or sale).

(iii)   The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from such consolidation or merger or the corporation or other entity purchasing such assets assumes by written instrument (which may be the agreement of consolidation, merger or sale), in form and substance reasonably satisfactory to the Warrant Holder, the obligation to deliver to the Warrant Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrant Holder may be entitled to acquire.

(h)   No Impairment. The Company will not, through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company.

(i)   Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities, or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(j)   Certificate of Adjustment. In any case of an adjustment of the number of shares of Common Stock to be purchased under this Warrant, an officer of the Company designated by a majority of the Independent Directors shall compute such adjustment in accordance with the provisions hereof and prepare and sign a certificate showing such adjustment and shall mail such certificate, by first class mail, postage prepaid, to the Warrant Holder at the address of the Warrant Holder set forth or as provided herein. The certificate shall set forth such adjustment showing in detail the facts upon which such adjustment, including a statement of the number of shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon the purchase of the Underlying Shares.

(k)   Notices of Record Date. In the event of (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, (ii) to offer for subscription any additional shares of capital stock of any class or series, (iii) to effect any reclassification or recapitalization of Common Stock outstanding, or (iv) any Change of Control or voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Warrant Holder, not less than ten (10) days and not more than sixty (60) days prior to the date on which the books of the Company shall close, the record date specified therein or the effective date thereof as the case may be, a notice specifying (A) the material terms and conditions of the proposed action, (B) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (C) the date on which any such Change in Control, dissolution, liquidation or winding up is expected to become effective, and (D) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Change of Control, dissolution, liquidation or winding up.

(l)   Notices. Any notice required by the provisions of this Section 4 shall be in writing and shall be deemed given upon delivery, if delivered personally, or by a recognized commercial courier with receipt acknowledged, or upon the expiration of seventy-two (72) hours after the same has been deposited in the United States mail, by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Warrant Holder at his, her or its address set forth or as provided herein.

(m)    Closing of Books. The Company will at no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon the purchase of any shares of Common Stock under this Warrant in any manner which interferes with the timely purchase of such shares of Common Stock.

SECTION 2.   Dividends. In the event the Company shall, at any time prior to the earlier to occur of (i) the complete exercise of this Warrant, and (ii) the Expiration Date, declare or pay to the holders of Common Stock a dividend payable in any kind of shares of capital stock of the Company or make any distribution of its assets to holders of its Common Stock as a liquidation or partial liquidation dividend or by way of a return or capital, then, upon the subsequent exercise of this Warrant, the Warrant Holder shall receive, in addition to shares of Common Stock to which it would otherwise be entitled upon such exercise, such additional shares of stock or assets of the Company, which he, she or it would have been entitled to receive, had he, she or it exercised this Warrant into the shares of Common Stock prior to the happening of such dividend or distribution.

Registration Rights.

(a)   Incidental Registration. If at any time after the issuance of this Warrant, the Company proposes to register any of its Common Stock under the Securities Act by registration on any form other than Form S-4 or S-8, whether or not for sale for its own account, it shall each such time give prompt written notice to the Warrant Holder of its intention to do so and of the Warrant Holder’s registration rights under this Section 6(a). Upon the written request of the Warrant Holder, made as promptly as practicable and in any event within ten (10) Business Days after the receipt of notice from the Company (which request shall specify the Registrable Securities intended to be disposed of by the Warrant Holder and the intended method of disposition), the Company shall use its reasonable best efforts to effect, in such registration statement (the “Registration Statement”), the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Warrant Holder to the extent required to permit the disposition of such Registrable Securities in accordance with the intended methods thereof described as aforesaid; provided, however, immediately upon notification to the Company from the managing underwriter of the price at which such securities are to be sold, if such price is below the price which the Warrant Holder shall have indicated to be acceptable to him, her or it, the Company shall so advise the Warrant Holder of such price, and the Warrant Holder shall then have the right to withdraw his, her or its request to have his, her or its Registrable Securities included in such Registration Statement; provided, further, that if, at any time after giving written notice of his, her or its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, (a) give written notice of such determination not to register, and thereby be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the registration expenses in connection therewith), and (b) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

If the managing underwriter of any underwritten offering under this Section 6(a) shall inform the Company by letter that, in its opinion, the number or type of Registrable Securities requested to be included in such registration would adversely affect such offering, and the Company has so advised the Warrant Holder in writing, then the Company will include in such registration, to the extent of the number and type that the Company is so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company to be sold for its own account, and second, such Registrable Securities requested to be included in such registration pursuant to this Warrant and all other securities proposed to be registered, pro rata based on the number of securities proposed to be registered.

(b)   Obligations of the Company. In connection with the registration of the Registrable Securities as contemplated by Section 6(a), the Company shall:

(i)   prepare the Registration Statement and file it with the SEC, and thereafter use its reasonable best efforts to cause the Registration Statement to become effective, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(ii)   prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in the Registration Statement;

(iii)   furnish to the Warrant Holder such number of copies of a prospectus, including a preliminary prospectus and all amendments and supplements thereto, and such other documents, as the Warrant Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Warrant Holder;

(iv)   use reasonable efforts to (A) register and qualify the Registrable Securities covered by the Registration Statement under such securities or Blue Sky laws of the jurisdictions reasonably requested by the Warrant Holder, (B) prepare and file in those jurisdictions all required amendments (including post-effective amendments) and supplements, (C) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times the Registration Statement is in effect, and (D) take all other actions necessary or advisable to enable the disposition of such securities in all such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(b);

(v)   (A) in the case of an underwritten offering, enter into and perform its obligations under an underwriting agreement with the managing underwriter of such offering, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, and (B) in the case of any non-underwritten offering, provide to broker-dealers participating in any distribution of Registrable Securities reasonable indemnification substantially similar to that provided by Section 6(e) hereof.

(vi)   promptly notify the Warrant Holder of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances then existing, not misleading, and use its best efforts to prepare promptly a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to the Warrant Holder as he, she or it may reasonably request;

(vii)   promptly notify the Warrant Holder (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement, and make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time;

(viii)   permit counsel to the Warrant Holder to review the Registration Statement and all amendments and supplements thereto for a reasonable period of time prior to their filing with the SEC, and shall not file any document in a form to which such counsel reasonably objects;

(ix)   make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement;

(x)   at the request of the Warrant Holder, furnish on the date that Registrable Securities are delivered to an underwriter for sale in connection with the Registration Statement (A) a letter, dated such date, from the Company’s independent certified public accountants, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and (B) an opinion, dated such date, from counsel representing the Company for purposes of such Registration Statement, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters;

(xi)   make available for inspection by the Warrant Holder, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant, or other agent retained by the Warrant Holder or underwriter (collectively, the “Inspectors”), all pertinent financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable each Inspector to exercise its due diligence responsibility in connection with the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with the Registration Statement;

   (xii)   use its best efforts either to (A) cause all the Registrable Securities, except for this Warrant, covered by the Registration Statement to be listed on a national securities exchange and on each additional national securities exchange on which similar securities issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (B) secure designation of all the Registrable Securities, except this Warrant, covered by the Registration Statement as a NASDAQ “National Market Security” or “SmallCap Security”, or on the “Bulletin Board” as may then be the case, and the quotation of the Registrable Securities on the NASDAQ National Market or NASDAQ SmallCap Market or on the Bulletin Board;

(xiii)   provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

(xiv)   cooperate with the Warrant Holder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, and registered in such names as the managing underwriter or underwriters, if any, or the Warrant Holder may reasonably request; and

(xv)   take all other reasonable actions necessary to expedite and facilitate disposition of Registrable Securities by the Warrant Holder pursuant to the Registration Statement.

(c)   Obligations of the Warrant Holder.

(i)   It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Warrant with respect to the Warrant Holder that the Warrant Holder shall furnish to the Company such information regarding the Warrant Holder, the Registrable Securities held by the Warrant Holder and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents and agreements in connection with such registration as the Company may reasonably request. At least fifteen (15) Business Days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Warrant Holder of the information the Company requires from he, she or it (the “Requested Information”) if he, she or it elects to have any of its Registrable Securities included in the Registration Statement. If within three (3) Business Days of the filing date the Company has not received the Requested Information from the Warrant Holder, then the Company may file the Registration Statement without including Registrable Securities of the Warrant Holder.

(ii)   The Warrant Holder, by its, his or her acceptance of the Registrable Securities, agrees to cooperate with the Company in connection with the preparation and filing of any Registration Statement hereunder.

(iii)   In the event of an underwritten offering, the Warrant Holder agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including without limitation customary indemnification and contribution obligations, with the managing underwriter of such offering and to take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless the Warrant Holder has decided not to participate.

(iv)   The Warrant Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(b)(vi), the Warrant Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until its, his or her receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(b)(vi) and, if so directed by the Company, the Warrant Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of such destruction) all copies, other than permanent file copies then in its, his or her possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(d)   Expenses of Registration. In connection with any and all registrations pursuant to Section 6, all expenses other than underwriting discounts and commissions incurred in connection with registration, filings or qualifications, including, without limitation, all registration, listing, filing and qualification fees, printing and accounting fees and costs, the fees and disbursements of counsel for the Company and the reasonable fees and disbursements for one firm of counsel for the Warrant Holder shall be borne by the Company.

(e)   Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Warrant:

(i)   To the extent permitted by law, the Company will indemnify and hold harmless the Warrant Holder (in such capacity) and, if applicable, its members, managers, directors, officers and/or agents, any underwriter (as defined in the Securities Act) for the Warrant Holder, and each person, if any, who controls any such underwriter within the meaning of Section 15 of the Securities Act (collectively, an “Indemnified Party”), against any losses, claims, damages, expenses, liabilities (joint or several) (collectively, “Claims”) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”); (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented if the Company files any amendment thereof or supplement thereto with the SEC), or the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Subject to the restrictions set forth in Section 6(e)(iv) with respect to the number of legal counsel, the Company shall promptly reimburse the Warrant Holder, and each such other person entitled to indemnification under this Section 6(e)(i), as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim, whether or not such Claim, investigation or proceeding is brought or initiated by the Company or a third party. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(e)(i) shall not (A) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by the Warrant Holder expressly for use in connection with the preparation of the Registration Statement, any prospectus or any such amendment thereof or supplement thereto or any failure of the Warrant Holder to deliver a prospectus as required by the Securities Act; or (B) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Warrant Holder and shall survive the transfer of the Registrable Securities by the Warrant Holder as provided herein.

(ii)   In connection with any Registration Statement in which the Warrant Holder is participating in such capacity, the Warrant Holder agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6(e)(i), the Company, each of its directors, each of its officers who sign the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter (collectively, also an “Indemnified Party”), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Warrant Holder expressly for use in connection with such Registration Statement; and the Warrant Holder shall promptly reimburse an Indemnified Party, as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by the Indemnified Party in connection with investigating or defending any such Claim, whether or not such claim, investigation or proceeding is brought or initiated by the Indemnified Party or a third party; provided, however, that the indemnity agreement contained in this Section 6(e)(ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Warrant Holder, which consent shall not be unreasonably withheld; provided, further, that the Warrant Holder shall be liable under this Section 6(e)(ii) for only that amount of a Claim as does not exceed the net proceeds to it as a result of the sale of Registrable Securities pursuant to such Registration Statement.

(iii)   The Company shall be entitled to receive indemnification from underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in the distribution to the same extent as provided above, with respect to information about such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

(iv)   Promptly after receipt by an Indemnified Party under this Section 6(e) of notice of the commencement of any action (including any governmental action), such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6(e), deliver to an indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly given notice, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party; provided, however, that an Indemnified Party shall have the right to retain its, his or her own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for such party, representation of such party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such party and any other party represented by such counsel in such proceeding. The Company shall pay for only one legal counsel for the Warrant Holder and any Indemnified Party related thereto; such legal counsel shall be selected by the Warrant Holder or such other Indemnified Party subject to the Company’s approval which shall not be unreasonably withheld. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to another under this Section 6(e), except to the extent that such failure to notify results in the forfeiture by the indemnifying party of substantive rights or defenses. The indemnification required by this Section 6(e) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

(f)   Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which, he, she or it would otherwise be liable under Section 6(c) to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under Section 6(c), (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning used in the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

(g)   Reports Under Exchange Act. With a view to making available to the Warrant Holder the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the security holders to sell securities of the Company to the public without registration (“Rule 144”), the Company shall at all times:

(i)   make and keep public information available, as those terms are understood and defined in Rule 144;

(ii)   file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii)   furnish to the Warrant Holder while a holder hereof, promptly upon request, (A) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed with the SEC by the Company, and (C) such other information as may be reasonably requested to permit the Warrant Holder to sell such securities without registration.

SECTION 7.

Other Provisions Relating to Rights of the Warrant Holder.

Warrant Holder not a Shareholder. The Warrant Holder, as such, shall not be entitled to vote or receive dividends or be deemed holders of Common Stock for any purpose whatsoever, nor shall anything contained in this Warrant be construed to confer upon the Warrant Holder, as such, any of the rights of a stockholder of the Company, including, but not limited to, the right to vote for the election of directors or on any other matter, give or withhold consent to any action by the Company (whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or other action affecting stockholders (except for notices provided for in this Warrant), receive dividends or subscription rights, or otherwise until this Warrant shall have been exercised to purchase Underlying Shares, at which time the person or persons in whose name or names the certificate or certificates for the shares of Common Stock are registered shall be deemed the holder or holders of record of such shares of Common Stock for all purposes.

Fractional Shares. Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fractional shares of Common Stock in connection with the exercise of this Warrant. In any case where the Warrant Holder would, except for the provisions of this Section 7(b), be entitled under the terms of this Warrant to receive a fraction of a share of Common Stock upon the exercise of this Warrant, the Company shall, upon the exercise of this Warrant and receipt of the Underlying Share Purchase Price, issue the largest number of whole shares of Common Stock purchasable upon exercise of this Warrant. The Warrant Holder expressly waives his, her or its right to receive a certificate of any fraction of a share of Common Stock upon the exercise hereof. However, with respect to any fraction of a share of Common Stock called for upon any exercise hereof, the Company shall pay to the Warrant Holder an amount in cash equal to such fraction multiplied by the Market Price per share of Common Stock.

Absolute Owner. Prior to due presentment for registration of transfer of the Warrant Certificates, the Company may deem and treat the Warrant Holder as the absolute owner of this Warrant for the purpose of any exercise thereof and for all other purposes and the Company shall not be affected by any notice to the contrary.

SECTION 8.

Division, Split-Up, Combination, Exchange and Transfer of Warrants

(a)   Request. This Warrant may be divided, split up, combined or exchanged for other Warrants of like tenor to purchase a like aggregate number of Underlying Shares. If the Warrant Holder desires to divide, split up, combine or exchange this Warrant, he, she or it shall make such request in writing delivered to the Company at its corporate offices in Irvine, California, or as otherwise directed by the Company in writing, and shall surrender the Warrant to be so divided, split up, combined or exchanged at said office; provided, however, that if this Warrant is divided or split up and any resulting warrant is to be issued in the name of a person other than the Warrant Holder, the Warrant Holder must comply with the provisions of Section 8(b) hereof. Upon any such surrender for a division, split-up, combination or exchange, the Company shall execute and deliver to the Warrant Holder the new Warrants as so requested. The Company may require the Warrant Holder to pay a sum sufficient to cover any tax, governmental or other charge that may be imposed in connection with any division, split-up, combination or exchange of this Warrant.

(b)   Assignment; Replacement of Warrant Certificates. This Warrant may be sold, transferred, assigned or hypothecated by the Warrant Holder at any time, in whole or in part, subject to compliance with federal and state securities laws; provided, however, the Warrant Holder shall provide an opinion of counsel, which opinion shall be reasonably satisfactory to counsel to the Company, that the transfer, assignment or hypothecation qualifies for an exemption from registration under the Securities Act. Any division or assignment permitted of this Warrant shall be made by surrender by the Warrant Holder of this Warrant to the Company at its principal office with the Assignment Form attached as Exhibit A hereto duly executed, together with funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver one or more new Warrants in the name of the assignees named in such instrument of assignment and the surrendered Warrant shall promptly be canceled; provided however, if less than all of the Underlying Shares are assigned, the remainder of this Warrant will be evidenced by a new Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen or destroyed Warrant shall thereupon become void.

SECTION 9.

Other Matters.

(a)   Notices. Except as otherwise provided herein, notice or demand pursuant to this Agreement to be given or made by the Warrant Holder to or on the Company or by the Company to or on the Warrant Holder, shall be sufficiently given or made if delivered personally or by overnight courier, or sent by registered or certified mail, postage prepaid, return receipt requested, or by facsimile transmission, electronically confirmed and addressed, until another address is designated in writing by either the Company or the Warrant Holders, as the case may be, as follows:

If to the Company:

Entrada Networks, Inc.
12 Morgan
Irvine, California 92618
Attention: Kanwar J.S. Chadha, Ph.D.
President and CEO
Telephone No.: (949) 588-2070
Facsimile No.: (949) 470-1995

If to the Warrant Holder:
SBI Advisors, LLC
2361 Campus Drive, Suite 210
Irvine, CA, 92612
Attention: Mr. Shelly Singhal
Managing Partner
Telephone No.: (949) 679-8326
Facsimile No.: (949) 679-7280

Except as otherwise provided herein, notices delivered in accordance with the foregoing provisions of this Section 9(a) shall be effective (i) when delivered, if delivered personally or by facsimile transmission electronically confirmed, (ii) one Business Day after being delivered (properly addressed and all fees paid) for overnight delivery to a courier (such as Federal Express) which regularly provides such service and regularly obtains executed receipts evidencing delivery, or (iii) five (5) days after being sent by registered or certified mail, postage prepaid, return receipt requested.

(b)   Governing Law. The validity, interpretation and performance of this Agreement shall be governed by the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

(c)   Exclusive Benefit. Nothing in this Warrant expressed or nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Warrant Holder any right, remedy or claim hereunder, and all covenants, conditions, stipulations, promises and agreements contained in this Warrant shall be for the sole and exclusive benefit of such persons and their successors, survivors and permitted assigns hereunder. This Warrant is for the benefit of and is enforceable by any subsequent Warrant Holder.

Headings. The article headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation hereof.

IN WITNESS WHEREOF, Entrada Networks, Inc. has caused this Warrant to be duly executed and delivered as of the date first above written.

ENTRADA NETWORKS, INC.

By: /s/ Kanwar J. S. Chadha

Name: Kanwar J. S. Chadha

Its: President and CEO

572894.02

EXHIBIT A

ASSIGNMENT FORM

For value received, the undersigned hereby sells, assigns and transfers unto ____________, whose address is _________________ and whose social security or other identifying number is _______________, this Warrant to purchase __________________ Underlying Shares, and hereby irrevocably constitutes and appoints the Secretary of Entrada Networks, Inc. (the “Company”) as his, her or its attorney-in-fact to transfer the same on the books of the Company with full power of substitution and re-substitution. If said number of Underlying Shares is less than all of the Underlying Shares purchasable under this Warrant so assigned, the undersigned requests that a new Warrant representing the remaining Underlying Shares be registered in the name of ______________________________, whose address is __________________________________, whose social security or other identifying number is __________________________________, and that such new Warrant be delivered to _____________________, whose address is _______________________________________.
Date:
(Signature)

(Print Name)

EXHIBIT B

CASHLESS EXERCISE FORM

(To be executed upon exercise of this Warrant pursuant to Section 2(c) of this Warrant)

The undersigned hereby irrevocably elects to surrender ________ shares purchasable under this Warrant being delivered herewith, for such shares of Common Stock issuable in exchange therefor pursuant to the Cashless Exercise provisions of this Warrant, as provided for in Section 2(c) of this Warrant.

Please issue a certificate or certificates for ________ shares of Common Stock in the name of, and pay cash for fractional shares in the name of:

(Please print name, address, and social security number/tax identification number.)

and, if said number of shares of Common Stock shall not be all the shares of Common Stock purchasable under this Warrant, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under this Warrant be registered in the name of the undersigned Warrant Holder or his, her or its transferee as below indicated and delivered to the address stated below.

Dated:

Name of Warrant Holder

or transferee:

(Please Print)

Address:

Signature:

NOTE: Signature must conform to the name of Warrant Holder as specified on the face of this Warrant or with the name of the transferee appearing in the Assignment Form attached as Exhibit A to this Warrant.

EXHIBIT C

SUBSCRIPTION FORM

The undersigned hereby irrevocably elects to exercise this Warrant, to purchase __________ Underlying Shares and tenders payment herewith in the amount of $_____. The undersigned requests that a certificate for such Underlying Shares be registered in the name of __________, whose address is __________ and whose social security or other identifying number is __________, and that such Underlying Shares be delivered to __________, whose address is __________. If said number of Underlying Shares is less than all of the Underlying Shares purchasable under this Warrant, the undersigned requests that a new Warrant representing the remaining Underlying Shares be registered in the name of __________, whose address is __________ and whose social security or other identifying number is __________, and that such new Warrant be delivered to __________, whose address is __________.

Date:

(Signature)

________________________

(Print Name)

THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

ENTRADA NETWORKS, INC.

WARRANT CERTIFICATE

Common Stock, par value $.001 per share

Date of Issue: February 5, 2004Warrant to Purchase

100,000 Shares

THIS CERTIFIES THAT, for value received, Shelly Singhal, an individual, 2361 Campus Drive, Suite 210, Irvine, CA, 92612, or its registered assigns, is entitled, subject to the provisions of this Warrant Certificate (this “Warrant”), to purchase an aggregate of 100,000 shares of common stock, par value $.001 per share (“Common Stock”), of Entrada Networks, Inc. (the “Company”).

The number of shares of the Common Stock to be received upon the exercise of this Warrant and the payment of the Underlying Share Purchase Price (as hereinafter defined) therefor are subject to adjustment from time-to-time as hereinafter set forth.

Definitions.   The following terms as used in this Warrant shall have the meanings set forth below:

“Assignment Form” means the form attached hereto as Exhibit A.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of California.

(a)       “Cashless Exercise” shall have the meaning set forth in Section 2(c) hereof.

“Cashless Exercise Form” means the form attached hereto as Exhibit B.

“Change of Control” shall have the meaning set forth in Section 4(b)(i) hereof.

“Common Stock” shall have the meaning set forth in the introductory paragraph.

“Company” shall have the meaning set forth in the introductory paragraph, or any successor thereof.

(b)   “Exercise Date” shall mean any date on which the Company shall have received (i) this Warrant, together with a Subscription Form or Cashless Exercise Form duly executed by the Warrant Holder, or his, her or its attorney-in-fact duly authorized in writing, and (ii) if other than a Cashless Exercise, payment in cash, or by official bank or certified check made payable to the Company, of an amount in lawful money of the United States of America equal to the Underlying Share Purchase Price, plus transfer taxes, if any.

“Issuance Date” means February 5, 2004.

“NASDAQ” means the National Association of Securities Dealers Automated Quotation System.

“Person” means an individual, partnership, corporation, limited liability company, trust, unincorporated organization, joint venture, government or agency, political subdivision thereof, or any other entity of any kind.

“Registrable Securities” means (i) the Underlying Shares, and (ii) any securities issued or issuable with respect to Common Stock by the way of stock dividend or stock split or in connection with a combination or reorganization or otherwise.

“Registration Statement” shall have the meaning set forth in Section 6(a) hereof.

(c)   “Requested Information” shall have the meaning set forth in Section 6(c)(i) hereof.

“Rule 144” shall have the meaning set forth in Section 6(g) hereof.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

(d)   “Subscription Form” means the form attached hereto as Exhibit C.

“Transfer Agent” means the Company or any firm engaged to act as the transfer agent of the Company.

“Expiration Date” means the last date on which this Warrant may be exercised, which shall be 5:00 p.m., New York City time, on the day before the date which is three (3) years from the Issuance Date, or if such expiration date is not a Business Day, at or before 5:00 p.m. New York City time on the next following Business Day.

“Underlying Share Purchase Price” shall mean the purchase price to be paid upon the exercise of this Warrant with respect to the Underlying Shares in accordance with the terms hereof, which price shall be $0.35 per Underlying Share, subject to adjustment from time to time pursuant to the provisions of Section 4 hereof.

(e)    “Underlying Shares” means the 100,000 shares of Common Stock that are the subject of this Warrant, subject to adjustment from time to time as provided herein.

“Warrant” shall have the meaning set forth in the introductory paragraph.

“Warrant Holder” means a person or entity in whose name this Warrant shall be either initially or subsequently registered upon the books to be maintained by the Company for such purpose, and “Warrant Holders” means, collectively, the Warrant Holder and all other persons or entities in whose name the Warrants shall be either initially or subsequently registered upon the books to be maintained by the Company for such purpose.

Duration, Vesting and Exercise.

Duration. This Warrant may be exercised from time to time, upon the terms and subject to the conditions set forth herein, at any time on or before the Expiration Date. If this Warrant is not exercised in accordance with the terms hereof on or before the Expiration Date, the Warrant Holder shall no longer be entitled to purchase the Underlying Shares and all rights hereunder to purchase such Underlying Shares shall thereupon cease.

Vesting. All shares underlying this Warrant are immediately vested.

Exercise.

A Warrant Holder may exercise this Warrant, in whole or in part, to purchase the vested Underlying Shares in such amounts as may be elected upon surrender of this Warrant, together with a duly executed Subscription Form, to the Company at its corporate office, together with the full Underlying Share Purchase Price for each Underlying Share to be purchased, in lawful money of the United States, or by certified check or bank draft payable in United States dollars to the order of the Company and upon compliance with and subject to the conditions set forth herein.

Upon receipt of this Warrant, together with a duly executed Subscription Form, and accompanied by payment of the Underlying Share Purchase Price for the number of vested Underlying Shares for which this Warrant is then being exercised, the Company shall, subject to Section 7(b) hereof, cause to be issued and delivered promptly, but in no event later than the third Business Day after the date on which the Company receives this Warrant, the Subscription Form and the Underlying Share Purchase Price, to the Warrant Holder certificates for such shares of Common Stock in such denominations as are requested by the Warrant Holder in the Subscription Form.

In case a Warrant Holder shall exercise this Warrant with respect to less than all of the Underlying Shares, the Company will execute a new Warrant, which shall be exercisable for the balance of the Underlying Shares that may be purchased upon exercise of the unexercised portion of this Warrant and shall deliver such new Warrant to the Warrant Holder.

This Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date, and the Person entitled to receive the vested Underlying Shares and any new Warrant representing the unexercised portion of this Warrant deliverable upon such exercise shall be treated for all purposes as the holder of such Underlying Shares and new Warrant, respectively, upon such exercise as of the close of business on the Exercise Date.

(f)   Cashless Exercise. In lieu of payment of the Underlying Share Purchase Price, a Warrant Holder may exercise this Warrant, in whole or in part, by presentation and surrender of this Warrant to the Company, together with a duly executed Cashless Exercise Form (or a reasonable facsimile thereof) (a “Cashless Exercise”); provided, however, that a Cashless Exercise will only be accounted by the Company if the Company’s Common Stock has been trading in a public market for at least thirty (30) continuous days prior to the date of such exercise. Acceptance by the Company of such presentation and surrender shall be deemed a waiver of the Warrant Holder’s obligation to pay all or any portion of the Underlying Share Purchase Price in cash, as the case may be. In the event of a Cashless Exercise, the Warrant Holder shall exchange this Warrant for that number of shares of Common Stock determined by multiplying the number of shares of Common Stock for which this Warrant is being exercised by a fraction, the numerator of which shall be the difference between the then current market price per share of the Common Stock and the Underlying Share Purchase Price, and the denominator of which shall be the then current market price per share of Common Stock.

Covenants.

Issuance and Sale of Underlying Shares. The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized Common Stock, solely for the purpose of issuance upon exercise of this Warrant, such number of shares of Common Stock as shall equal the aggregate number of the Underlying Shares. The Company covenants that all shares of Common Stock that shall be issuable upon exercise of this Warrant shall, at the time of delivery, and, subject to Section 2(c) hereof, upon receipt by the Company of the Underlying Share Purchase Price, be duly and validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than those which the Company shall promptly pay or discharge).

The Transfer Agent for the Common Stock will be irrevocably authorized and directed at all times to reserve such number of authorized shares of Common Stock as shall be required for such purpose. The Company will keep a copy of this Warrant on file with the Transfer Agent, if such agent is other than the Company. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 6(b) hereof. The Company will furnish such Transfer Agent with a copy of all notices of adjustments and certificates related thereto transmitted to the Warrant Holder pursuant to Section 4(f) hereof.

Restrictive Legend. Each certificate evidencing shares of Common Stock issued to the Warrant Holder following the exercise of this Warrant shall bear the following restrictive legend until such time as the transfer of such security is not restricted under the federal securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

Adjustment of Underlying Share Purchase Price and Number of Underlying Shares. The number of Underlying Shares purchasable upon the exercise of this Warrant and the payment of the Underlying Share Purchase Price shall be subject to adjustment from time to time as follows:

(g)   Adjustment for Stock Splits and Combinations. If the Company at any time or from time to time after the date of this Warrant shall effect a subdivision of the outstanding Common Stock or combines the outstanding shares of Common Stock, then, in each such case, the Underlying Share Purchase Price in effect immediately prior to such event shall be adjusted so that the Holder of this Warrant shall have the right to purchase the number of shares of Common Stock which he, she or it would have had the right to purchase after the event had such shares of Common Stock been purchased immediately prior to the occurrence of such event. Any adjustment under this Section 4(a) shall become effective as of the date and time such subdivision or combination becomes effective.

(h)   Reorganization, Reclassification, Consolidation, Merger or Sale.

(iv) Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person and any transaction which is effected in such a way that holders of more than fifty percent (50%) of the shares of Common Stock then outstanding are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets of another Person with respect to or in exchange for Common Stock is referred to herein as a “Change of Control.”

(v)   Prior to the consummation of any Change of Control, the Company shall make appropriate provisions, in form and substance reasonably satisfactory to the Warrant Holder, to insure that the Warrant Holder shall thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such Warrant Holder’s rights under this Warrant to purchase such shares of Common Stock or other securities as may be issuable or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such Warrant Holder’s rights, had such Change of Control not taken place. In any such case, the Company shall make appropriate provisions, in form and substance reasonably satisfactory to at the Warrant Holder, with respect to such Warrant Holder’s rights and interests to insure that the provisions hereof shall thereafter be applicable to this Warrant (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Underlying Share Purchase Price to reflect the value for the Common Stock reflected by the terms of such consolidation, merger or sale, if the value so reflected is less than the Underlying Share Purchase Price in effect immediately prior to such consolidation, merger or sale).

(vi)   The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from such consolidation or merger or the corporation or other entity purchasing such assets assumes by written instrument (which may be the agreement of consolidation, merger or sale), in form and substance reasonably satisfactory to the Warrant Holder, the obligation to deliver to the Warrant Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrant Holder may be entitled to acquire.

(i)   No Impairment. The Company will not, through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company.

(j)   Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities, or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(k)   Certificate of Adjustment. In any case of an adjustment of the number of shares of Common Stock to be purchased under this Warrant, an officer of the Company designated by a majority of the Independent Directors shall compute such adjustment in accordance with the provisions hereof and prepare and sign a certificate showing such adjustment and shall mail such certificate, by first class mail, postage prepaid, to the Warrant Holder at the address of the Warrant Holder set forth or as provided herein. The certificate shall set forth such adjustment showing in detail the facts upon which such adjustment, including a statement of the number of shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon the purchase of the Underlying Shares.

(l)   Notices of Record Date. In the event of (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, (ii) to offer for subscription any additional shares of capital stock of any class or series, (iii) to effect any reclassification or recapitalization of Common Stock outstanding, or (iv) any Change of Control or voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Warrant Holder, not less than ten (10) days and not more than sixty (60) days prior to the date on which the books of the Company shall close, the record date specified therein or the effective date thereof as the case may be, a notice specifying (A) the material terms and conditions of the proposed action, (B) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (C) the date on which any such Change in Control, dissolution, liquidation or winding up is expected to become effective, and (D) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Change of Control, dissolution, liquidation or winding up.

(m)   Notices. Any notice required by the provisions of this Section 4 shall be in writing and shall be deemed given upon delivery, if delivered personally, or by a recognized commercial courier with receipt acknowledged, or upon the expiration of seventy-two (72) hours after the same has been deposited in the United States mail, by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Warrant Holder at his, her or its address set forth or as provided herein.

(n)    Closing of Books. The Company will at no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon the purchase of any shares of Common Stock under this Warrant in any manner which interferes with the timely purchase of such shares of Common Stock.

SECTION 3.   Dividends. In the event the Company shall, at any time prior to the earlier to occur of (i) the complete exercise of this Warrant, and (ii) the Expiration Date, declare or pay to the holders of Common Stock a dividend payable in any kind of shares of capital stock of the Company or make any distribution of its assets to holders of its Common Stock as a liquidation or partial liquidation dividend or by way of a return or capital, then, upon the subsequent exercise of this Warrant, the Warrant Holder shall receive, in addition to shares of Common Stock to which it would otherwise be entitled upon such exercise, such additional shares of stock or assets of the Company, which he, she or it would have been entitled to receive, had he, she or it exercised this Warrant into the shares of Common Stock prior to the happening of such dividend or distribution.

Registration Rights.

(a)   Incidental Registration. If at any time after the issuance of this Warrant, the Company proposes to register any of its Common Stock under the Securities Act by registration on any form other than Form S-4 or S-8, whether or not for sale for its own account, it shall each such time give prompt written notice to the Warrant Holder of its intention to do so and of the Warrant Holder’s registration rights under this Section 6(a). Upon the written request of the Warrant Holder, made as promptly as practicable and in any event within ten (10) Business Days after the receipt of notice from the Company (which request shall specify the Registrable Securities intended to be disposed of by the Warrant Holder and the intended method of disposition), the Company shall use its reasonable best efforts to effect, in such registration statement (the “Registration Statement”), the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Warrant Holder to the extent required to permit the disposition of such Registrable Securities in accordance with the intended methods thereof described as aforesaid; provided, however, immediately upon notification to the Company from the managing underwriter of the price at which such securities are to be sold, if such price is below the price which the Warrant Holder shall have indicated to be acceptable to him, her or it, the Company shall so advise the Warrant Holder of such price, and the Warrant Holder shall then have the right to withdraw his, her or its request to have his, her or its Registrable Securities included in such Registration Statement; provided, further, that if, at any time after giving written notice of his, her or its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, (a) give written notice of such determination not to register, and thereby be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the registration expenses in connection therewith), and (b) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

If the managing underwriter of any underwritten offering under this Section 6(a) shall inform the Company by letter that, in its opinion, the number or type of Registrable Securities requested to be included in such registration would adversely affect such offering, and the Company has so advised the Warrant Holder in writing, then the Company will include in such registration, to the extent of the number and type that the Company is so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company to be sold for its own account, and second, such Registrable Securities requested to be included in such registration pursuant to this Warrant and all other securities proposed to be registered, pro rata based on the number of securities proposed to be registered.

(b)   Obligations of the Company. In connection with the registration of the Registrable Securities as contemplated by Section 6(a), the Company shall:

(i)   prepare the Registration Statement and file it with the SEC, and thereafter use its reasonable best efforts to cause the Registration Statement to become effective, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(ii)   prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in the Registration Statement;

(iii)   furnish to the Warrant Holder such number of copies of a prospectus, including a preliminary prospectus and all amendments and supplements thereto, and such other documents, as the Warrant Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Warrant Holder;

(iv)   use reasonable efforts to (A) register and qualify the Registrable Securities covered by the Registration Statement under such securities or Blue Sky laws of the jurisdictions reasonably requested by the Warrant Holder, (B) prepare and file in those jurisdictions all required amendments (including post-effective amendments) and supplements, (C) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times the Registration Statement is in effect, and (D) take all other actions necessary or advisable to enable the disposition of such securities in all such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(b);

(v)   (A) in the case of an underwritten offering, enter into and perform its obligations under an underwriting agreement with the managing underwriter of such offering, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, and (B) in the case of any non-underwritten offering, provide to broker-dealers participating in any distribution of Registrable Securities reasonable indemnification substantially similar to that provided by Section 6(e) hereof.

(vi)   promptly notify the Warrant Holder of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances then existing, not misleading, and use its best efforts to prepare promptly a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to the Warrant Holder as he, she or it may reasonably request;

(vii)   promptly notify the Warrant Holder (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement, and make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time;

(viii)   permit counsel to the Warrant Holder to review the Registration Statement and all amendments and supplements thereto for a reasonable period of time prior to their filing with the SEC, and shall not file any document in a form to which such counsel reasonably objects;

(ix)   make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement;

(x)   at the request of the Warrant Holder, furnish on the date that Registrable Securities are delivered to an underwriter for sale in connection with the Registration Statement (A) a letter, dated such date, from the Company’s independent certified public accountants, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and (B) an opinion, dated such date, from counsel representing the Company for purposes of such Registration Statement, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters;

(xi)   make available for inspection by the Warrant Holder, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant, or other agent retained by the Warrant Holder or underwriter (collectively, the “Inspectors”), all pertinent financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable each Inspector to exercise its due diligence responsibility in connection with the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with the Registration Statement;

   (xii)   use its best efforts either to (A) cause all the Registrable Securities, except for this Warrant, covered by the Registration Statement to be listed on a national securities exchange and on each additional national securities exchange on which similar securities issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (B) secure designation of all the Registrable Securities, except this Warrant, covered by the Registration Statement as a NASDAQ “National Market Security” or “SmallCap Security”, or on the “Bulletin Board” as may then be the case, and the quotation of the Registrable Securities on the NASDAQ National Market or NASDAQ SmallCap Market or on the Bulletin Board;

(xiii)   provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

(xiv)   cooperate with the Warrant Holder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, and registered in such names as the managing underwriter or underwriters, if any, or the Warrant Holder may reasonably request; and

(xv)   take all other reasonable actions necessary to expedite and facilitate disposition of Registrable Securities by the Warrant Holder pursuant to the Registration Statement.

(c)   Obligations of the Warrant Holder.

(i)   It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Warrant with respect to the Warrant Holder that the Warrant Holder shall furnish to the Company such information regarding the Warrant Holder, the Registrable Securities held by the Warrant Holder and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents and agreements in connection with such registration as the Company may reasonably request. At least fifteen (15) Business Days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Warrant Holder of the information the Company requires from he, she or it (the “Requested Information”) if he, she or it elects to have any of its Registrable Securities included in the Registration Statement. If within three (3) Business Days of the filing date the Company has not received the Requested Information from the Warrant Holder, then the Company may file the Registration Statement without including Registrable Securities of the Warrant Holder.

(ii)   The Warrant Holder, by its, his or her acceptance of the Registrable Securities, agrees to cooperate with the Company in connection with the preparation and filing of any Registration Statement hereunder.

(iii)   In the event of an underwritten offering, the Warrant Holder agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including without limitation customary indemnification and contribution obligations, with the managing underwriter of such offering and to take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless the Warrant Holder has decided not to participate.

(iv)   The Warrant Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(b)(vi), the Warrant Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until its, his or her receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(b)(vi) and, if so directed by the Company, the Warrant Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of such destruction) all copies, other than permanent file copies then in its, his or her possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(d)   Expenses of Registration. In connection with any and all registrations pursuant to Section 6, all expenses other than underwriting discounts and commissions incurred in connection with registration, filings or qualifications, including, without limitation, all registration, listing, filing and qualification fees, printing and accounting fees and costs, the fees and disbursements of counsel for the Company and the reasonable fees and disbursements for one firm of counsel for the Warrant Holder shall be borne by the Company.

(e)   Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Warrant:

(i)   To the extent permitted by law, the Company will indemnify and hold harmless the Warrant Holder (in such capacity) and, if applicable, its members, managers, directors, officers and/or agents, any underwriter (as defined in the Securities Act) for the Warrant Holder, and each person, if any, who controls any such underwriter within the meaning of Section 15 of the Securities Act (collectively, an “Indemnified Party”), against any losses, claims, damages, expenses, liabilities (joint or several) (collectively, “Claims”) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”); (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented if the Company files any amendment thereof or supplement thereto with the SEC), or the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Subject to the restrictions set forth in Section 6(e)(iv) with respect to the number of legal counsel, the Company shall promptly reimburse the Warrant Holder, and each such other person entitled to indemnification under this Section 6(e)(i), as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim, whether or not such Claim, investigation or proceeding is brought or initiated by the Company or a third party. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(e)(i) shall not (A) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by the Warrant Holder expressly for use in connection with the preparation of the Registration Statement, any prospectus or any such amendment thereof or supplement thereto or any failure of the Warrant Holder to deliver a prospectus as required by the Securities Act; or (B) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Warrant Holder and shall survive the transfer of the Registrable Securities by the Warrant Holder as provided herein.

(ii)   In connection with any Registration Statement in which the Warrant Holder is participating in such capacity, the Warrant Holder agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6(e)(i), the Company, each of its directors, each of its officers who sign the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter (collectively, also an “Indemnified Party”), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Warrant Holder expressly for use in connection with such Registration Statement; and the Warrant Holder shall promptly reimburse an Indemnified Party, as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by the Indemnified Party in connection with investigating or defending any such Claim, whether or not such claim, investigation or proceeding is brought or initiated by the Indemnified Party or a third party; provided, however, that the indemnity agreement contained in this Section 6(e)(ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Warrant Holder, which consent shall not be unreasonably withheld; provided, further, that the Warrant Holder shall be liable under this Section 6(e)(ii) for only that amount of a Claim as does not exceed the net proceeds to it as a result of the sale of Registrable Securities pursuant to such Registration Statement.

(iii)   The Company shall be entitled to receive indemnification from underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in the distribution to the same extent as provided above, with respect to information about such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

(iv)   Promptly after receipt by an Indemnified Party under this Section 6(e) of notice of the commencement of any action (including any governmental action), such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6(e), deliver to an indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly given notice, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party; provided, however, that an Indemnified Party shall have the right to retain its, his or her own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for such party, representation of such party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such party and any other party represented by such counsel in such proceeding. The Company shall pay for only one legal counsel for the Warrant Holder and any Indemnified Party related thereto; such legal counsel shall be selected by the Warrant Holder or such other Indemnified Party subject to the Company’s approval which shall not be unreasonably withheld. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to another under this Section 6(e), except to the extent that such failure to notify results in the forfeiture by the indemnifying party of substantive rights or defenses. The indemnification required by this Section 6(e) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

(f)   Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which, he, she or it would otherwise be liable under Section 6(c) to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under Section 6(c), (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning used in the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

(g)   Reports Under Exchange Act. With a view to making available to the Warrant Holder the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the security holders to sell securities of the Company to the public without registration (“Rule 144”), the Company shall at all times:

(i)   make and keep public information available, as those terms are understood and defined in Rule 144;

(ii)   file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii)   furnish to the Warrant Holder while a holder hereof, promptly upon request, (A) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed with the SEC by the Company, and (C) such other information as may be reasonably requested to permit the Warrant Holder to sell such securities without registration.

SECTION 7.

Other Provisions Relating to Rights of the Warrant Holder.

Warrant Holder not a Shareholder. The Warrant Holder, as such, shall not be entitled to vote or receive dividends or be deemed holders of Common Stock for any purpose whatsoever, nor shall anything contained in this Warrant be construed to confer upon the Warrant Holder, as such, any of the rights of a stockholder of the Company, including, but not limited to, the right to vote for the election of directors or on any other matter, give or withhold consent to any action by the Company (whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or other action affecting stockholders (except for notices provided for in this Warrant), receive dividends or subscription rights, or otherwise until this Warrant shall have been exercised to purchase Underlying Shares, at which time the person or persons in whose name or names the certificate or certificates for the shares of Common Stock are registered shall be deemed the holder or holders of record of such shares of Common Stock for all purposes.

Fractional Shares. Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fractional shares of Common Stock in connection with the exercise of this Warrant. In any case where the Warrant Holder would, except for the provisions of this Section 7(b), be entitled under the terms of this Warrant to receive a fraction of a share of Common Stock upon the exercise of this Warrant, the Company shall, upon the exercise of this Warrant and receipt of the Underlying Share Purchase Price, issue the largest number of whole shares of Common Stock purchasable upon exercise of this Warrant. The Warrant Holder expressly waives his, her or its right to receive a certificate of any fraction of a share of Common Stock upon the exercise hereof. However, with respect to any fraction of a share of Common Stock called for upon any exercise hereof, the Company shall pay to the Warrant Holder an amount in cash equal to such fraction multiplied by the Market Price per share of Common Stock.

Absolute Owner. Prior to due presentment for registration of transfer of the Warrant Certificates, the Company may deem and treat the Warrant Holder as the absolute owner of this Warrant for the purpose of any exercise thereof and for all other purposes and the Company shall not be affected by any notice to the contrary.

SECTION 8.

Division, Split-Up, Combination, Exchange and Transfer of Warrants

(a)   Request. This Warrant may be divided, split up, combined or exchanged for other Warrants of like tenor to purchase a like aggregate number of Underlying Shares. If the Warrant Holder desires to divide, split up, combine or exchange this Warrant, he, she or it shall make such request in writing delivered to the Company at its corporate offices in Irvine, California, or as otherwise directed by the Company in writing, and shall surrender the Warrant to be so divided, split up, combined or exchanged at said office; provided, however, that if this Warrant is divided or split up and any resulting warrant is to be issued in the name of a person other than the Warrant Holder, the Warrant Holder must comply with the provisions of Section 8(b) hereof. Upon any such surrender for a division, split-up, combination or exchange, the Company shall execute and deliver to the Warrant Holder the new Warrants as so requested. The Company may require the Warrant Holder to pay a sum sufficient to cover any tax, governmental or other charge that may be imposed in connection with any division, split-up, combination or exchange of this Warrant.

(b)   Assignment; Replacement of Warrant Certificates. This Warrant may be sold, transferred, assigned or hypothecated by the Warrant Holder at any time, in whole or in part, subject to compliance with federal and state securities laws; provided, however, the Warrant Holder shall provide an opinion of counsel, which opinion shall be reasonably satisfactory to counsel to the Company, that the transfer, assignment or hypothecation qualifies for an exemption from registration under the Securities Act. Any division or assignment permitted of this Warrant shall be made by surrender by the Warrant Holder of this Warrant to the Company at its principal office with the Assignment Form attached as Exhibit A hereto duly executed, together with funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver one or more new Warrants in the name of the assignees named in such instrument of assignment and the surrendered Warrant shall promptly be canceled; provided however, if less than all of the Underlying Shares are assigned, the remainder of this Warrant will be evidenced by a new Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen or destroyed Warrant shall thereupon become void.

SECTION 9.

Other Matters.

(a)   Notices. Except as otherwise provided herein, notice or demand pursuant to this Agreement to be given or made by the Warrant Holder to or on the Company or by the Company to or on the Warrant Holder, shall be sufficiently given or made if delivered personally or by overnight courier, or sent by registered or certified mail, postage prepaid, return receipt requested, or by facsimile transmission, electronically confirmed and addressed, until another address is designated in writing by either the Company or the Warrant Holders, as the case may be, as follows:

If to the Company:

Entrada Networks, Inc.
12 Morgan
Irvine, California 92618
Attention: Kanwar J.S. Chadha, Ph.D.
President and CEO
Telephone No.: (949) 588-2070
Facsimile No.: (949) 470-1995

If to the Warrant Holder:
Mr. Shelly Singhal
2361 Campus Drive, Suite 210
Irvine, CA, 92612
Telephone No.: (949) 679-8326
Facsimile No.: (949) 679-7280

Except as otherwise provided herein, notices delivered in accordance with the foregoing provisions of this Section 9(a) shall be effective (i) when delivered, if delivered personally or by facsimile transmission electronically confirmed, (ii) one Business Day after being delivered (properly addressed and all fees paid) for overnight delivery to a courier (such as Federal Express) which regularly provides such service and regularly obtains executed receipts evidencing delivery, or (iii) five (5) days after being sent by registered or certified mail, postage prepaid, return receipt requested.

(b)   Governing Law. The validity, interpretation and performance of this Agreement shall be governed by the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

(c)   Exclusive Benefit. Nothing in this Warrant expressed or nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Warrant Holder any right, remedy or claim hereunder, and all covenants, conditions, stipulations, promises and agreements contained in this Warrant shall be for the sole and exclusive benefit of such persons and their successors, survivors and permitted assigns hereunder. This Warrant is for the benefit of and is enforceable by any subsequent Warrant Holder.

Headings. The article headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation hereof.

IN WITNESS WHEREOF, Entrada Networks, Inc. has caused this Warrant to be duly executed and delivered as of the date first above written.

ENTRADA NETWORKS, INC.

By: /s/ Kanwar J. S. Chadha

Name: Kanwar J. S. Chadha

Its: President and CEO

EXHIBIT A

ASSIGNMENT FORM

For value received, the undersigned hereby sells, assigns and transfers unto ____________, whose address is _________________ and whose social security or other identifying number is _______________, this Warrant to purchase __________________ Underlying Shares, and hereby irrevocably constitutes and appoints the Secretary of Entrada Networks, Inc. (the “Company”) as his, her or its attorney-in-fact to transfer the same on the books of the Company with full power of substitution and re-substitution. If said number of Underlying Shares is less than all of the Underlying Shares purchasable under this Warrant so assigned, the undersigned requests that a new Warrant representing the remaining Underlying Shares be registered in the name of ______________________________, whose address is __________________________________, whose social security or other identifying number is __________________________________, and that such new Warrant be delivered to _____________________, whose address is _______________________________________.

Date:

(Signature)

   (Print Name)

EXHIBIT B

CASHLESS EXERCISE FORM

(To be executed upon exercise of this Warrant pursuant to Section 2(c) of this Warrant)

The undersigned hereby irrevocably elects to surrender ________ shares purchasable under this Warrant being delivered herewith, for such shares of Common Stock issuable in exchange therefor pursuant to the Cashless Exercise provisions of this Warrant, as provided for in Section 2(c) of this Warrant.

Please issue a certificate or certificates for ________ shares of Common Stock in the name of, and pay cash for fractional shares in the name of:

(Please print name, address, and social security number/tax identification number.)

and, if said number of shares of Common Stock shall not be all the shares of Common Stock purchasable under this Warrant, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under this Warrant be registered in the name of the undersigned Warrant Holder or his, her or its transferee as below indicated and delivered to the address stated below.

Dated:

Name of Warrant Holder

or transferee:

(Please Print)

Address:

Signature:

NOTE: Signature must conform to the name of Warrant Holder as specified on the face of this Warrant or with the name of the transferee appearing in the Assignment Form attached as Exhibit A to this Warrant.

EXHIBIT C

SUBSCRIPTION FORM

The undersigned hereby irrevocably elects to exercise this Warrant, to purchase __________ Underlying Shares and tenders payment herewith in the amount of $_____. The undersigned requests that a certificate for such Underlying Shares be registered in the name of __________, whose address is __________ and whose social security or other identifying number is __________, and that such Underlying Shares be delivered to __________, whose address is __________. If said number of Underlying Shares is less than all of the Underlying Shares purchasable under this Warrant, the undersigned requests that a new Warrant representing the remaining Underlying Shares be registered in the name of __________, whose address is __________ and whose social security or other identifying number is __________, and that such new Warrant be delivered to __________, whose address is __________.

Date:

(Signature)

________________________

(Print Name)